                                                                    EXHIBIT 10.8

                             EMPLOYMENT AGREEMENT



          This AGREEMENT is entered into as of October 5, 1999, by and between Alfred J. Amoroso (the "Executive") and CrossWorlds Software, Inc., a Delaware corporation (the "Company").

          1.  Duties and Scope of Employment.
              ------------------------------

                  (a)  Position. For the term of his employment under this
                       --------
Agreement ("Employment"), the Company agrees to employ the Executive in the position of President and Chief Executive Officer. The Executive shall report to the Company's Board of Directors. At the next meeting of the Board of Directors, the Executive will be nominated to serve as a Director, and if so elected, the Executive shall serve in such capacity without additional compensation.

                  (b)  Obligations to the Company. During the term of his
                       --------------------------
Employment, the Executive shall devote his full business efforts and time to the Company; provided, however, that after the first year of Employment with the Company this shall not preclude the Executive from serving as a member of the board of directors of up to three other companies to the extent such other companies do not compete with the Company and to the extent such service does not materially impact the ability of the Executive to fulfill his obligations to the Company. During the first year of Employment, the Executive may serve as a member of the board of directors of other companies only with the written consent of the Board of Directors of the Company. The Executive shall comply with the Company's policies and rules, as they may be in effect from time to time during the term of his Employment.

                  (c)  No Conflicting Obligations. The Executive represents and
                       --------------------------
warrants to the Company that he is under no obligations or commitments, whether contractual or otherwise, that are inconsistent with his obligations under this Agreement. The Executive represents and warrants that he will not use or disclose, in connection with his employment by the Company, any trade secrets or other proprietary information or intellectual property in which the Executive or any other person has any right, title or interest and that his employment by the Company as contemplated by this Agreement will not infringe or violate the rights of any other person or entity. The Executive represents and warrants to the Company that he has returned all property and confidential information belonging to any prior employers.

                  (d)  Commencement Date.  The Executive shall commence full-
                       -----------------
time Employment on October __, 1999.

          2.  Cash and Incentive Compensation.
              -------------------------------

                  (a)  Salary.  The Company shall pay the Executive as
                       ------
compensation for his services a base salary at the rate of not less than $41,666.66 per month, payable in accordance with the Company's standard payroll schedule. (The compensation specified in this Subsection (a), together with any increases in such compensation that the Company may grant from time to time, is referred to in this Agreement as "Base Salary.")

                  (b)  Sign-on Bonus. The Executive shall be paid a sign-on
                       -------------
bonus of $400,000, less all applicable deductions, that will be earned when Executive commences Employment. This bonus will be paid on or before March 1, 2000.

                  (c)  Target Bonus. The Executive will be paid a pro rata
                       ------------
target bonus for the period ending December 31, 1999 based on the number of weeks of actual employment in 1999 and a full annual target bonus of $250,000; this bonus will be paid on or before March 1, 2000. Executive will be paid a bonus of $250,000 for calendar year 2000; this payment will be made on or before February 15, 2001. Beginning with the year 2001 and for each year thereafter during the Employment Period, the Executive will be eligible to earn an annual bonus (the "Bonus") equal to at least fifty percent (50%) of his Base Salary based on his achievement of objective or subjective criteria established by the Company's Board after consultation with Executive. Unless otherwise provided in this paragraph (c), any bonus payable hereunder shall be payable annually in accordance with the Company's normal practices and policies.

                  (d)  Stock Options.
                       -------------

                         (i)  Option Grant. Subject to the approval of the
                              ------------
Company's Board of Directors, the Company shall grant the Executive a stock option to purchase 1,328,245 shares of the Company's common stock, which after including the stock option grant described in Subsection (ii) below, represents 8% of the Company's outstanding fully diluted common stock immediately following such stock grant (including common shares and assumed conversion into common stock of all series of preferred shares, warrants, options and shares available for option grants and giving effect to the Company's Series F Preferred stock financing and related one for three reverse stock split). Such option shall be granted as soon as reasonably practicable after the date Executive's Employment commences. The per share exercise price of the option will be equal to the per share fair market value of the common stock on the date of grant, as determined by the Board of Directors. The term of such option shall be 10 years, subject to earlier expiration in the event of the termination of the Executive's Employment. Such option shall be immediately exercisable, if Executive elects to do so, but the purchased shares shall be subject to repurchase by the Company at the exercise price in the event that the Executive's Employment terminates before he vests in the shares. The Executive shall vest, and the Company's repurchase right if applicable shall lapse in the option shares in equal monthly installments over forty-eight (48) months from the date Executive's Employment commences.

                         (ii) Option Grant. Subject to the approval of the
                              ------------
Company's Board of Directors, the Company shall grant the Executive a stock option to purchase 796,947 shares of the Company's common stock, which after including the stock option grant described in Subsection (i) above, represents 8% of the Company's outstanding fully diluted common stock immediately following such stock grant (including common shares and assumed conversion into common stock of all series of preferred shares, warrants, options and shares available for option grants and giving effect to the Company's Series F Preferred stock financing and related one for three reverse stock split). Such option shall be granted as soon as reasonably practicable after the date Executive's Employment commences. The per share exercise price of the option will be equal to the per share fair market value of the common stock on the date of grant, as determined by the Board of Directors. The term of such option shall be 10 years, subject to earlier expiration in the event of the termination of the Executive's Employment. Such option shall be immediately exercisable, if Executive elects to do so, but the purchased shares shall be subject to repurchase by the Company at the exercise price in the event that the Executive's Employment terminates before he vests in the shares. The Executive shall vest in the option shares, and the Company's repurchase right if applicable shall lapse, in equal monthly installments over forty-eight (48) months from the date Executive's Employment commences; however, the vesting shall accelerate and the Company's repurchase right, if applicable, will lapse immediately upon the effective date of an initial public offering of the Company's stock.

                         (iii)  Exercise of Options. The option grants made
                                -------------------
pursuant to subsections (i) and (ii) above shall be subject to the Company's standard form of stock option agreements, copies of each of which are attached hereto as exhibits and must be executed as a condition of the grant and exercise. Executive shall have the right to exercise his options while he remains employed by the Company by delivering a full recourse promissory note secured by a pledge of the shares purchased thereunder. If required under the laws of the Company's state of incorporation, Executive shall pay cash for the par value of the exercised option shares. Interest on the promissory note shall accrue at the minimum applicable federal rate under the Internal Revenue Code to avoid imputed income. The principal balance and interest shall be due in full on the earlier of the fourth anniversary of Executive's hire date or 90 days after the termination of Executive's Employment. The note shall be subject to such other terms and conditions as may be agreed to by the Company and Executive. The credit extended to Executive hereunder shall equal the aggregate option price payable for the purchased shares.

                         (iv) Registration of Shares. The Company will take all
                              ----------------------
reasonable steps at its sole cost and expense to register Executive's stock following an initial public offering so that Executive can sell any vested shares of stock if he so chooses following the expiration of any applicable lock-up period. Nothing herein will be interpreted as requiring the Company to breach any rights regarding the registration of securities under the Securities Act of 1933.

                         (v)  Effect of Termination of Employment. If during the
                              -----------------------------------
first year of Executive's Employment, the Company terminates Executive's Employment "Without Cause" or Executive resigns for "Good Reason," then fifty percent (50%) of the shares subject to Executive's outstanding options will become vested and, if applicable, the Company's repurchase rights as to such shares will lapse. Following the first year of Executive's Employment, if the Company terminates Executive's Employment "Without Cause," or Executive resigns for "Good Reason," then Executive shall receive additional vesting of all of his outstanding options and, if applicable, the Company's repurchase rights as to such shares will lapse, as if he had provided an additional twelve (12) months of service from the date employment terminates.

                         (vi) Effect of Change of Control. In the event of a
                              ---------------------------
Change of Control during the period of Executive's employment, then each of Executive's outstanding options will become fully vested and, if applicable, the Company's repurchase rights will lapse as to all shares subject to all options.

                         (vii)  Definitions.
                                -----------

                             (a)   "Change of Control." For all purposes under
                                    -------------------
this Agreement, "Change of Control" shall mean (i) a merger or consolidation in which securities possessing at least fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

                             (b)   "Good Reason." For all purposes under this
                                   --------------
Agreement, "Good Reason" for Executive's resignation will exist if he resigns within sixty days of any of the following: (i) any reduction in his base salary or target bonus; (ii) any material reduction in his benefits; (iii) a change in his position with the Company or a successor company which materially reduces his duties or level of responsibility; or (iv) any requirement that he relocate his place of employment by more than thirty-five (35) miles from his then current office, provided such reduction, change or relocation is effected by the Company without his written consent. A resignation by Executive under any other circumstances or for any other reasons will be a resignation "Without Good Reason."

                             (c)   Termination for "Cause." For all purposes
                                   ------------------------
under this Agreement, a termination for "Cause" shall mean a good faith determination by the Company's Board of Directors that Executive's Employment be terminated for any of the following reasons: (i) willful misconduct which materially damages the Company; (ii) misappropriation of the assets of the Company; or (iii) conviction of, or a plea of "guilty" or "no contest" to, a felony under the laws of the United States or any state thereof. A termination of Executive's Employment in any other circumstances or for any other reasons will be a termination "Without Cause."

          3.  Vacation and Executive Benefits. During the term of his
              -------------------------------
Employment, the Executive shall be eligible for paid vacation in accordance with the Company's standard policy for similarly situated employees, as it may be amended from time to time. During the term of his Employment, the Executive shall be eligible to participate in any employee benefit plans maintained by the Company for similarly situated employees, subject in each case to the generally applicable terms and conditions of the plan in question and to the determinations of any person or committee administering such plan.

          4.  Business Expenses. During the term of his Employment, the
              -----------------
Executive shall be authorized to incur necessary and reasonable travel, entertainment and other business expenses in connection with his duties hereunder. The Company shall reimburse the Executive for such expenses upon presentation of an itemized account and appropriate supporting documentation, all in accordance with the Company's generally applicable policies.

          5.  Real Estate Assistance. The Company will provide the Executive
              ----------------------
with a moving assistance loan (the "Loan") of $1,500,000 to assist the Executive in moving into a home similar to that in which he presently resides. This Loan will be provided within a reasonable time after Executive commences employment. In order to receive this Loan, Executive will be required to execute a non-recourse promissory note (the "Note") secured by Executive's real estate or other collateral acceptable to the Company. The Note will bear interest at the minimum applicable federal rate under the Internal Revenue Code to avoid the imputation of income. The principal amount of the Loan and accrued interest are due and payable on the earlier of (i) nine months after the date Executive's Employment terminates, or (ii) the date when Executive's home is sold. However, the principal amount of the Loan and accrued interest will be forgiven in equal monthly installments on the last day of each month from the date of employment for a period of forty-eight (48) months, provided the Executive remains employed through each such date. The Company will make periodic bonus payments to Executive which, following the deduction of all applicable taxes, will allow Executive to make all tax payments on the loan and forgiven interest. If prior to the fourth anniversary of the date Executive commences Employment the Company terminates Executive's Employment "Without Cause" or Executive resigns for "Good Reason," then on the termination date the Company shall forgive Executive's monthly installment payments of the loan and accrued interest for twelve (12) additional months as if Executive had been employed by the Company for those twelve additional months.

          6.  Relocation and Temporary Living Expenses.
              ----------------------------------------

                  (a)  Relocation Assistance. The Company will provide the
                       ---------------------
Executive with full relocation assistance including payment of all closing costs on the sale of Executive's current home plus all acquisition costs on the purchase of his new home in the Bay Area. The Company also will pay for the packing and unpacking of his household goods, relocation of his household goods and two house hunting trips including business class airfare from Tokyo, Japan to the Bay Area for Executive, his spouse and dependent child. The Company agrees to pay for the relocation of household goods from the Executive's temporary residence in Tokyo to either Connecticut or California, as Executive deems necessary, and from Executive's current home in Connecticut to a new home in California. The Executive shall present appropriate supporting documentation of such costs in accordance with the Company's generally applicable policies.

                  (b)  Temporary Living Expenses. The Company also will pay for
                       -------------------------
Executive's temporary living costs to make Executive whole until such time as the Executive, his spouse and dependent children permanently relocate to the Bay Area. The Executive shall present appropriate supporting documentation of such costs in accordance with the Company's generally applicable policies. The Company and Executive agree that such costs cannot be fully anticipated at this time, but may total $200,000 to $300,000, and may include, but are not limited to, the following: (a) a monthly housing allowance for rental of a furnished apartment for Executive's family in Tokyo, Japan; (b) a monthly housing allowance for Executive's rental of temporary housing in the Bay Area; (c) tuition and related educational fees for Executive's dependent son; (d) monthly support for Executive's spouse and dependent child in Tokyo, Japan through Relocation Services; and (e) reimbursement for two roundtrip business class airfares per month for either Executive to return to Tokyo, Japan or Executive's spouse and dependent child to travel to the Bay Area. The Executive will book such travel arrangements as far in advance as practicable to minimize the expense of such airfare, and make all possible efforts to consolidate business travel with trips to Tokyo. In the event there are additional unanticipated temporary living expenses, the Company will evaluate in good faith payment of such expenses with the intent to make the Executive whole.

                  (c)  Gross-up. The Company will provide Executive a gross-up
                       --------
on payments for relocation and temporary living expenses that are not deductible for tax purposes.

          7.  Term of Employment.
              ------------------

                  (a)  Basic Rule. The Company agrees to continue the
                       ----------
Executive's Employment, and the Executive agrees to remain in Employment with the Company, from the commencement date set forth in Section 1(d) until the date when the Executive's Employment terminates pursuant to Subsection (b) below (the "Employment Period"). The Executive's Employment with the Company shall be "at will," which means that either the Executive or the Company may terminate the Executive's Employment at any time, for any reason, with or without Cause. Any contrary representations, which may have been made to the Executive shall be superseded by this Agreement. This Agreement shall constitute the full and complete agreement between the Executive and the Company on the "at will" nature of the Executive's Employment, which may only be changed in an express written agreement signed by the Executive and a duly authorized officer of the Company.

                  (b)  Termination. The Company may terminate the Executive's
                       -----------
Employment at any time and for any reason (or no reason), and with "Cause" or "Without Cause," by giving the Executive notice in writing. The Executive may terminate his Employment by giving the Company 14 days' advance notice in writing. The Executive's Employment shall terminate automatically in the event of his death.

                  (c)  Rights Upon Termination. Except as expressly provided in
                       -----------------------
Section 8, upon the termination of the Executive's Employment pursuant to this
Section 7, the Executive shall be entitled to the compensation, benefits and reimbursements described in Sections 2, 3 and 4 for the period preceding the effective date of the termination, including payment of a pro rata share of Executive's target bonus for the year in which the termination occurs. The payments under this Agreement shall fully discharge all responsibilities of the Company to the Executive.

                  (d)  Termination of Agreement. This Agreement shall terminate
                       ------------------------
when all obligations of the parties hereunder have been satisfied. The termination of this Agreement shall not limit or otherwise affect any of the Executive's obligations under Section 9.

          8.  Termination Benefits.
              --------------------

                  (a)  Severance Pay. If the Company terminates the Executive's
                       -------------
Employment "Without Cause" or Executive resigns for "Good Reason," then the Company shall pay the Executive a lump sum payment equal to the sum of (i) twelve months of his Base Salary plus (ii) his annual target bonus. The Company also will pay for the cost of Executive continuing his medical coverage for himself and his eligible dependents under COBRA for a period of one year following the date his employment terminates if he elects to continue that coverage. The Company will also accelerate the vesting of the Executive's outstanding stock options and forgive Executive's repayment of the Loan in accordance with Sections 2(d)(v) and 5, respectively. Executive's Base Salary shall be paid at the rate in effect at the time of the termination of Employment and in accordance with the Company's standard payroll procedures.

          9.  Non-Solicitation and Non-Disclosure.
              -----------------------------------

                  (a)  Non-Solicitation. During the period commencing on the
                       ----------------
date of this Agreement and continuing until the first anniversary of the date when the Executive's Employment terminated for any reason, the Executive shall not directly or indirectly, personally or through others, solicit or attempt to solicit (on the Executive's own behalf or on behalf of any other person or entity) the employment or retaining of any employee or consultant of the Company or any of the Company's affiliates.

                  (b)  Non-Disclosure. As a condition of employment Executive
                       --------------
will execute the Company's standard Proprietary Information Agreement, a copy of which is attached.

          10.  Legal Fees. The Company will pay Executive's reasonable
               ----------
attorneys' fees in connection with negotiating and drafting this Agreement.

          11. Successors.
              ----------

                  (a)  Company's Successors. This Agreement shall be binding
                       --------------------
upon any successor (whether direct or indirect and whether by purchase, lease, merger, consolidation, liquidation or otherwise) to all or substantially all of the Company's business and/or assets. For all purposes under this Agreement, the term "Company" shall include any successor to the Company's business and/or assets which becomes bound by this Agreement.

                  (b)  Executive's Successors. This Agreement and all rights of
                       ----------------------
the Executive hereunder shall inure to the benefit of, and be enforceable by, the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

          12.  Indemnity. The Company will indemnify and provide a defense to
               ---------
the Executive to the full extent permitted by law and its bylaws with respect to any claims arising out of the performance of his duties as an employee, director or officer of the Company. To the same extent, the Company will pay, and subject to any legal limitations, advance all expenses, including reasonable attorney fees and costs of court-approved settlements, actually and necessarily incurred by Executive in connection with the defense of any action, suit or proceeding and in connection with any appeal, which has been brought against Executive by reason of his service as an officer, director or agent of the Company, or his acceptance of this Agreement or the performance of his duties thereunder. The Company shall use its best efforts to obtain coverage for Executive under a liability insurance policy or policies that cover the actions of officers and directors of the Company.

          13.  Miscellaneous Provisions.
               ------------------------

                  (a)  Notice. Notices and all other communications contemplated
                       ------
by this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by overnight courier, U.S. registered or certified mail, return receipt requested and postage prepaid. In the case of the Executive, mailed notices shall be addressed to him at the home address which he most recently communicated to the Company in writing. In the case of the Company, mailed notices shall be addressed to its corporate headquarters, and all notices shall be directed to the attention of its Secretary.

                  (b)  Modifications and Waivers. No provision of this Agreement
                       -------------------------
shall be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Executive and by an authorized officer of the Company (other than the Executive). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

                  (c)  Whole Agreement. No other agreements, representations or
                       ---------------
understandings (whether oral or written) which are not expressly set forth in this Agreement have been made or entered into by either party with respect to the subject matter of this Agreement. This Agreement, the Proprietary Information Agreement, and applicable stock option agreements and stock plans, contain the entire understanding of the parties with respect to the subject matter hereof.

                  (d)  Taxes. All payments made under this Agreement shall be
                       -----
subject to reduction to reflect taxes or other charges required to be withheld by law.

                  (e)  Choice of Law. The validity, interpretation, construction
                       -------------
and performance of this Agreement shall be governed by the laws of the State of California (except provisions governing the choice of law).

                  (f)  Severability. The invalidity or unenforceability of any
                       ------------
provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision hereof, which shall remain in full force and effect.

                  (g)  No Assignment. This Agreement and all rights and
                       -------------
obligations of the Executive hereunder are personal to the Executive and may not be transferred or assigned by the Executive at any time. The Company may assign its rights under this Agreement to any entity that assumes the Company's obligations hereunder in connection with any sale or transfer of all or a substantial portion of the Company's assets to such entity.

                  (h) Arbitration. Any dispute or claim arising out of or in connection with this Agreement will be finally settled by binding arbitration in San Francisco, California in accordance with the rules of the American Arbitration Association by one arbitrator appointed in accordance with said rules. The Executive and the Company shall split the cost of the arbitration filing and hearing fees and the cost of the arbitrator. Each party shall bear its own attorney fees, unless otherwise determined by the arbitrator. The arbitrator shall apply California law, without reference to rules of conflicts of law or rules of statutory arbitration, to the resolution of any dispute. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Notwithstanding the foregoing, the parties may apply to any court of competent jurisdiction for preliminary or interim equitable relief, or to compel arbitration in accordance with this paragraph, without breach of this arbitration provision. This Subsection 13(h) shall not apply to any dispute or claim relating to the Proprietary Information Agreement.

                  (i)  Headings. The headings of the paragraphs contained in
                       --------
this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of any provision of this Agreement.

                  (j)  Counterparts. This Agreement may be executed in two or
                       ------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, each of the parties has executed this Agreement, in the case of the Company by its duly authorized officer, as of the day and year first above written.


                                           EXECUTIVE

                                           /S/ Alfred J. Amoroso
                                           ________________________________
                                           Alfred J. Amoroso


                                           CROSSWORLDS SOFTWARE, INC.


                                           By: /s/ Katrina A. Garnett
                                              _____________________________

                                           Title: Chairman
                                                 __________________________



EXHIBIT A - Stock Option Agreements
EXHIBIT B - Proprietary Information Agreement

                                   EXHIBIT A
                                   ---------

                           CROSSWORLDS SOFTWARE, INC.
                           1999 EXECUTIVE STOCK PLAN
                     STOCK OPTION AGREEMENT--EARLY EXERCISE

     Unless otherwise defined herein, the terms defined in the CrossWorlds Software, Inc. 1999 Stock Plan (the "Plan") shall have the same defined meanings in this Option Agreement.

1.  NOTICE OF STOCK OPTION GRANT
    ----------------------------

     You have been granted an option to purchase Common Stock of the CrossWorlds Software, Inc. (the "Company"), subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Optionee                          Alfred J. Amoroso
                                  c/o CrossWorlds Software
                                  577 Airport Blvd. Suite 800
                                  Burlingame, CA  94010 USA
Grant Number                      00001492
Date of Grant                     10/11/99
Vesting Commencement Date         10/11/99
Exercise Price per Share          $ 6.60
Number of Shares Granted          15,151
Total Exercise Price              $99,996.60
Type of Option:                   ISO
Term/Expiration Date:             10/11/09

Option.doc

1. Vesting Schedule.  You may exercise this Option, in whole or in part
   ----------------
immediately following the Date of Grant. These option shares are subject to the following vesting schedule (and subject to the Company's right to repurchase shares as set forth in Exhibit A, Section 4(a)):
                       -------------------------

   The shares of Common Stock subject to the Option (the "Shares") shall vest in equal monthly installments over forty-eight (48) months from the Vesting Commencement Date.

2. Termination Period.  You may exercise this Option for 90 days after
   ------------------
termination of your Continuous Status as an Employee, Consultant or Director, or for such longer period upon your death or disability as provided in the Plan.
If your status changes from Employee to Consultant or Director; or Director or Consultant to Employee, this Option Agreement shall remain in effect. In no case may you exercise this Option after the Term/Expiration Date as provided above.

3. Agreement to Terms.  Optionee acknowledges receipt of a copy of the Plan and
   ------------------
represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof.
Optionee has reviewed the Plan and this Option in their entirety, including the terms and conditions of Grant on the reverse side hereof, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option.
Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY, DIRECTORSHIP OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT, CONSULTANCY OR DIRECTORSHIP BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT, CONSULTANCY OR DIRECTORSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

Dated:  10/11/99
      -------------------------------------------

OPTIONEE


By:  /s/ Alfred J. Amoroso
   ----------------------------------------------

CROSSWORLDS SOFTWARE, INC.,
a Delaware corporation


By:  /s/ Stacey Giamalis
   ----------------------------------------------

Title: General Counsel

1. TERMS AND CONDITIONS OF GRANT

   a.  Grant of Option.  CrossWorlds Software, Inc. (the "Company"), hereby
       ----------------
grants to the Optionee (the "Optionee") named in the Notice of Grant, a [nonstatutory ][incentive] stock option (the "Option") to purchase the total number of shares of Common Stock (the Shares") set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price") subject to the terms, definitions and provisions of the 1999 Stock Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

   b.  Exercise of Option.  This Option shall be exercisable during its term in
       ------------------
accordance with the Vesting Schedule set out in the Notice of Grant and with the provisions of Section 9 of the Plan as follows:

      (i) Right to Exercise.  (a) This Option may be exercised in whole or in
          -----------------
part at any time after the Date of Grant, as to Shares which have not yet vested under the vesting schedule indicated on the Notice of Stock Option Grant;

provided, however, that Optionee shall execute as a condition to such exercise
--------  -------
of this Option, the Early Exercise Notice and Restricted Stock Purchase Agreement attached hereto as Exhibit A (the "Early Exercise Agreement"). If
                             ---------       ------------------------
Optionee chooses to exercise this Option solely as to Shares which have vested under the vesting schedule indicated on the Notice of Stock Option Grant, Optionee shall complete and execute the form of Exercise Notice attached hereto as Exhibit B (the "Exercise Agreement"). Notwithstanding the foregoing, the
   ---------       ------------------
Company may in its discretion prescribe or accept a different form of notice of exercise and/or stock purchase agreement if such forms are otherwise consistent with this Agreement, the Plan and then-applicable law. (b) This Option may not be exercised for a fraction of a Share. (c) In the event of Optionee's death, Disability or other termination of the Optionee's Continuous Status as an Employee, Consultant or Director, the exercisability of the Option is governed by Sections g, h and i below, subject to the limitation contained in Section k. below. (d) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Grant.

      (ii) Method of Exercise.  This Option shall be exercisable by execution
           ------------------
and delivery of the Early Exercise Agreement or the Exercise Agreement, whichever is applicable, or of any other written notice approved for such purpose by the Company which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

      No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange or national market system upon which the Common Stock is then listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

   c.  Optionee's Representations.  In the event the Shares purchasable pursuant
       --------------------------
to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit C.

   d.  Lock-Up Period.  Optionee hereby agrees that if so requested by the
       --------------
Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

   e.  Method of Payment.  Payment of the Exercise Price shall be by any of the
       -----------------
following, or a combination thereof, at the election of the Optionee:

       (i)   cash; or

       (ii)  check; or

       (iii) surrender of other shares of Common Stock of the Company which (A) in the case of Shares acquired pursuant to the exercise of a Company option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised; or

       (iv) to the extent authorized by the Company, delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, share require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the Exercise Price; or

       (v)   promissory note (in the form provided by the Company).

   f.  Restrictions on Exercise.  This Option may not be exercised if the
       ------------------------
issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

   g.  Termination of Relationship.  In the event an Optionee's Continuous
       ---------------------------
Status as an Employee, Consultant or Director terminates, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option during the Termination Period set out in the Notice of Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

   h.  Disability of Optionee.  Notwithstanding the provisions of Section g.
       ----------------------
above, in the event of termination of an Optionee's Continuous Status as an Employee, Consultant or Director as a result of his or her Disability, Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Notice of Grant) exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee is not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

   i.  Death of Optionee.  In the event of termination of Optionee's Continuous
       -----------------
Status as an Employee or Consultant as a result of the death of Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section k. below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee could exercise the Option at the date of death.

   j.  Non-Transferability of Option.  Options may not be sold, pledged,
       -----------------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

   k.  Term of Option.  This Option may be exercised only within the term set
       --------------
out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option. The limitations set out in Section 7 of the Plan regarding Options granted to more than ten percent (10%) shareholders shall apply to this Option.

   l.  Tax Consequences.  Set forth below is a brief summary as of the date of
       ----------------
this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

      (i) Exercise of an NSO.  There may be a regular federal income tax
          ------------------
liability upon the exercise of an NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. In the case of the exercise of Option Shares which have not vested as of the date of exercise, the Optionee will not realize compensation income on the exercise until the date(s) on which shares vest (i.e., have been released from the Company's repurchase option) unless the Optionee files an election under Section 83(b) of the Code (an "83(b) Election"). If an 83(b) election is filed, the amount of compensation income will be determined on the date of exercise. If Optionee is an Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise or vesting, as applicable.

      (ii) Disposition of Shares.  If Shares are held for more than one year
           ---------------------
after the date of exercise (or the date of vesting, if later, in the case of the exercise of unvested option shares and the Optionee had not filed an 83(b) election at the time of such exercise, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

                                   EXHIBIT A
                                   ---------

                           CROSSWORLDS SOFTWARE, INC.
                           1999 EXECUTIVE STOCK PLAN
               EARLY EXERCISE NOTICE AND STOCK PURCHASE AGREEMENT


CrossWorlds Software, Inc.
577 Airport Boulevard, Suite 800
Burlingame, CA  94010-2024
Attention: Stock Administrator

     1.  Exercise of Option.  Effective as of today, ___________, _____, the
         ------------------
undersigned ("Purchaser") __________________ hereby elects to exercise Purchaser's option to purchase _________ shares of the Common Stock (the "Shares") of CrossWorlds Software, Inc. (the "Company") under and pursuant to the CrossWorlds Software , Inc., 1999 Executive Stock Plan, as amended (the "Plan") and the Stock Option Agreement dated _____________________________ (the "Option Agreement"). Of these Shares, Purchaser has elected to purchase _______________ of those Shares which have become vested as of the date hereof under the Vesting Schedule set forth in the Notice of Stock Option Grant (the

"Vested Shares") and _____________ Shares which have not yet vested under such
--------------
Vesting Schedule (the "Unvested Shares").  The purchase price for the Shares
                       ---------------
shall be $______ per Share for a total purchase price of $_______________.
The term "Shares" refers to the purchased Shares and all
          ------
securities received in replacement of the Shares or as stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser's ownership of the Shares.

     2.  Representations of Purchaser.  Purchaser acknowledges that Purchaser
         ----------------------------
has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     3.  Rights as Stockholder.  Until the stock certificate evidencing such
         ---------------------
Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

          Purchaser shall enjoy rights as a stockholder until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal hereunder. Upon such exercise, Purchaser shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Purchaser shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

     4.  Limitations on Transfer.  In addition to any other limitation on
         -----------------------
transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares while the Shares are subject to the Company's Repurchase Option (as defined below). After any Shares have been released from such Repurchase Option, Purchaser shall not assign, encumber or dispose of any interest in such Shares except in compliance with the provisions below and applicable securities laws.

          (a)  Repurchase Option.
               -----------------

               (i) If Purchaser's Continuous Status as an Employee or Consultant terminates for any reason (including for cause, death or disability), the Company shall upon the date of such termination (the "Termination Date") have an
                                                      ----------------
irrevocable, exclusive option (the "Repurchase Option") for a period of 60 days
                                    -----------------
from such date to repurchase all or any portion of the Unvested Shares held by Purchaser as of the Termination Date which have not yet been released from the Company's Repurchase Option at the original purchase price per Share specified in Section 1 (adjusted for any stock splits, stock dividends and the like).

               (ii) The Repurchase Option shall be exercised by the Company by written notice to Purchaser or Purchaser's executor and, at the Company's option, (A) by delivery to Purchaser or Purchaser's executor with such notice of a check in the amount of the purchase price for the Shares being purchased, or
(B) in the event Purchaser is indebted to the Company, by cancellation by the Company of an amount of such indebtedness equal to the purchase price for the Shares being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such purchase price. Upon delivery of such notice and payment of the purchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Shares being repurchased by the Company, without further action by Purchaser.

               (iii) One hundred percent (100%) of the Unvested Shares shall initially be subject to the Repurchase Option. The Unvested Shares shall be released from the Repurchase Option in accordance with the Vesting Schedule set forth in the Notice of Stock Option Grant until all Shares are released from the Repurchase Option. Fractional shares shall be rounded to the nearest whole share.

          (b) Company's Right of First Refusal.  Before any Shares held by
              --------------------------------
Purchaser or any transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "Right of First Refusal").

               (i)   Notice of Proposed Transfer. The Holder of the Shares shall
                     ---------------------------
deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee");
(iii) the number of Shares to be transferred to each Proposed Transferee; and
(iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "Offered Price"), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

               (ii)  Exercise of Right of First Refusal.  At any time within
                     ----------------------------------
thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

               (iii) Purchase Price. The purchase price ("Purchase Price") for
                     --------------
the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

               (iv)  Payment.  Payment of the Purchase Price shall be made, at
                     -------
the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

               (v)   Holder's Right to Transfer. If all of the Shares proposed
                     --------------------------
in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

               (vi) Exception for Certain Family Transfers.  Anything to the
                    --------------------------------------
contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Purchaser's lifetime or on the Purchaser's death by will or intestacy to the Purchaser's immediate family or a trust for the benefit of the Purchaser's immediate family shall be exempt from the provisions of this Section. "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

               (vii) Termination of Right of First Refusal.  The Right of First
                     -------------------------------------
Refusal shall terminate as to any Shares 90 days after the (i) first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, or (ii) a merger of the Company with a corporation whose stock is publicly traded on a national exchange.

     5.  Transfer of Shares; Escrow.
         --------------------------

         (a) Purchaser hereby authorizes and directs the Secretary of the Company, or such other person designated by the Company, to transfer any Unvested Shares as to which the Repurchase Option has been exercised from Purchaser to the Company.

         (b) To ensure the availability for delivery of Purchaser's Unvested Shares upon repurchase by the Company pursuant to the Repurchase Option under
Section 4(a), Purchaser hereby appoints Katrina A. Garnett of the Company, or any other person designated by the Company, as escrow agent (the "Escrow Agent")
                                                                  ------------
and as Purchaser's attorney-in-fact to sell, assign and transfer unto the Company such Unvested Shares, if any, as may be repurchased by the Company pursuant to the Repurchase Option and shall, upon execution of this Agreement, deliver and deposit with the Escrow Agent the share certificates representing the Unvested Shares, together with two stock assignments duly endorsed in blank and in the form attached hereto as Attachment A . The Unvested Shares and stock
                                   ------------
assignment shall be held by the Escrow Agent in escrow pursuant to Joint Escrow Instructions in the form attached hereto as Attachment B , until (i) the Company
                                            ------------
exercises its Repurchase Option as provided in Section 4(a), (ii) such Unvested Shares become Vested Shares, or (iii) such time as this Agreement no longer is in effect. Upon vesting of the Unvested Shares, the Escrow Agent shall promptly deliver to Purchaser the certificate or certificates representing such Shares in the Escrow Agent's possession belonging to Purchaser, and the Escrow Agent shall be discharged of all further obligations hereunder. Notwithstanding any of the foregoing, however, the Escrow Agent shall nevertheless retain such certificate or certificates as Escrow Agent if so required pursuant to other restriction imposed pursuant to this Agreement.

          (c) The Escrow Agent shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

          (d) Transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws. Any transferee shall hold such Shares subject to all the provisions hereof and shall acknowledge the same by signing a copy of this Agreement.

          (e) No Shares may be sold, pledged, hypothecated or otherwise transferred by Purchaser until such Shares have become Vested Shares and are no longer subject to any security agreement for the benefit of the Company.

     6.   Ownership, Voting Rights, Duties.  This Agreement shall not affect in
          --------------------------------
any way the ownership, voting rights or other rights or duties of Purchaser, except as specifically provided herein. Purchaser shall enjoy rights as a stockholder until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercises either the Repurchase Option or the Right of First Refusal hereunder. Upon any such exercise, Purchaser shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Purchaser or the Escrow Agent, as the case may be, shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

     7.   Tax Consultation.  Purchaser understands that Purchaser may suffer
          ----------------
adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     8.   Restrictive Legends; Stop-Transfer Orders; Market Standoff
          ----------------------------------------------------------

          (a) Legends.  Purchaser understands and agrees that the Company shall
              -------
cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

              THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

              THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

          (b) Stop-Transfer Notices.  Purchaser agrees that, in order to ensure
              ---------------------
compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c) Market Standoff.  Purchaser hereby agrees that if so requested by
              ---------------
the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act of 1933, as amended (the "Securities Act"), neither Purchaser nor
                                         --------------
Purchaser shall sell or otherwise transfer any Shares or other securities of the Company during such period as the Company and the representatives of the underwriters may request (not to exceed 180 days) following the effective date of any registration statement of the Company filed under the Securities Act for an underwritten public offering. The Company may impose stop-transfer instructions with respect to Shares subject to the foregoing restrictions until the end of such market standoff period.

          (d) Refusal to Transfer.  The Company shall not be required (i) to
              -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     9.  Section 83(b) Election.  Purchaser understands that Section 83(a) of
         ----------------------
the Internal Revenue Code of 1986, as amended (the

"Code"), taxes as ordinary income for a [Nonstatutory] [Incentive] Stock Option the difference between the amount paid for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" means the right of the Company to buy back the Shares
          -----------
pursuant to the Repurchase Option set forth in Section 4(a) of this Agreement. Purchaser understands that Purchaser may elect to be taxed at the time the Shares are purchased, rather than when and as the Repurchase Option expires, by filing an election under Section 83(b) (an "83(b) Election") of the Code with
                                            --------------
the Internal Revenue Service within 30 days from the date of purchase. Even if the Fair Market Value of the Shares at the time of the execution of this Agreement equals the amount paid for the Shares, the election must be made to avoid income tax treatment under Section 83(a) in the future. Purchaser acknowledge that it is Purchaser's sole responsibility and not the Company's to timely file the 83(b) Election, even if Purchaser requests the Company or its representative to make this filing on Purchaser's behalf. Purchaser understands that failure to file such an election in a timely manner may result in adverse tax consequences for Purchaser. Purchaser further understands that an additional copy of such election form should be filed with his or her federal income tax return for the calendar year in which the date of this Agreement falls. Purchaser acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Shares hereunder, and does not purport to be complete. Purchaser further acknowledges that the Company has directed Purchaser to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Purchaser may reside, and the tax consequences of Purchaser's death.

          Purchaser agrees that he or she will execute and deliver to the Company with this executed Agreement a copy of the Acknowledgment and Statement of Decision Regarding Section 83(b) Election (the "Acknowledgment") attached
                                                   --------------
hereto as Attachment C.  Purchaser further agrees that he or she will execute
          ------------
and submit with the Acknowledgment a copy of the 83(b) Election attached hereto as Attachment D (for tax purposes in connection with the early exercise of an
   ------------
option) if Purchaser has indicated in the Acknowledgment his or her decision to make such an election.

     10.  Notices.  All notices and other communications required or permitted
          -------
hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given (a) five (5) days after the deposit with the U.S. Postal Service, if delivered by first class mail, postage prepaid (b) upon delivery, if delivered by hand, or (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid, and shall be addressed (i) if to Purchaser, at Purchaser's address as set forth beneath Purchaser's signature to this Agreement, or at such other address as Purchaser shall have furnished to the Company in writing, (ii) if to the Company, to CrossWorlds Software, Inc., with copy to Venture Law Group, 2775 Sand Hill Road, Menlo Park, California 94025, Attention: Jon E. Gavenman, Esq., or Katrina A. Garnett, at CrossWorlds Software, Inc., or at such other address as the Escrow Agent shall have furnished to the parties.

     11.  Successors and Assigns.  The Company may assign any of its rights
          ----------------------
under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Purchaser and his or her heirs, executors, administrators, successors and assigns.

     12.  Interpretation.  Any dispute regarding the interpretation of this
          --------------
Agreement shall be submitted by Purchaser or by the Company forthwith to the Company's Board of Directors or the committee thereof that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on Purchaser.

     13.  Governing Law; Severability.  This Agreement shall be governed by and
          ---------------------------
construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

     14.  Notices.  Any notice required or permitted hereunder shall be given in
          -------
writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

     15.  Further Instruments.  The parties agree to execute such further
          -------------------
instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

     16.  Delivery of Payment.  Purchaser herewith delivers to the Company the
          -------------------
full Exercise Price for the Shares.

     17.  Entire Agreement.  The Plan and Notice of Grant/Option Agreement are
          ----------------
incorporated herein by reference. This Agreement, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser.

Submitted by:                             Accepted by:

PURCHASER:                                CROSSWORLDS SOFTWARE, INC.


By:_________________________________      By:_________________________________

Name:_______________________________      Its:________________________________


Address:                                  Address:
-------                                   -------

____________________________________      577 Airport Boulevard, Suite 800
____________________________________      Burlingame, CA  94010-2024

                                 ATTACHMENT A
                                 ------------

                     ASSIGNMENT SEPARATE FROM CERTIFICATE
                     ------------------------------------

          FOR VALUE RECEIVED and pursuant to that certain Early Exercise Notice and Restricted Stock Purchase Agreement between the undersigned ("Purchaser")
                                                                  --------
and CrossWorlds Software, Inc. (the "Company") dated _____________, ____ (the
                                     -------
"Agreement"), Purchaser hereby sells, assigns and transfers unto
----------
_______________________________ (________) shares of the Common Stock of the
Company, standing in Purchaser's name on the books of the Company and represented by Certificate No. ___, and hereby irrevocably appoints _____________________________ to transfer said stock on the books of the Company with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE ATTACHMENTS THERETO.

Dated: _________________

                              Signature:


                              _______________________________________
                              Purchaser


                              _______________________________________
                              Spouse of  Purchaser (if applicable)


Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its Repurchase Option set forth in the Agreement without requiring additional signatures on the part of Purchaser.

                                 ATTACHMENT B
                                 ------------

                           JOINT ESCROW INSTRUCTIONS
                           -------------------------

                                                           _______________, ____

Katrina A. Garnett
CrossWorlds Software, Inc.
577 Airport Boulevard, Suite 800
Burlingame, CA  94010

          As Escrow Agent for both CrossWorlds Software, Inc., a Delaware corporation (the "Company"), and the undersigned purchaser of stock of the
                  -------
Company ("Purchaser"), you are hereby authorized and directed to hold the
          ---------
documents delivered to you pursuant to the terms of that certain Early Exercise Notice and Restricted Stock Purchase Agreement ("Agreement"), dated as of
                                                 ---------
__________ __, 19__, between the Company and the undersigned, in accordance with the following instructions:

          1. In the event that the Company and/or any assignee of the Company (referred to collectively for convenience herein as the ("Company") exercises
                                                          -------
the Company's repurchase option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

          2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company's repurchase option.

          3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.

          4. Upon written request of Purchaser, but no more than once per calendar year, unless the Company's repurchase option has been exercised, you will deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company's repurchase option. Within sixty (60) days after cessation of Purchaser's continuous employment by or services to the Company, or any parent or subsidiary of the Company, you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company's repurchase option.

          5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

          6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

          7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties.
You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

          8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

          9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder .

          10. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

          11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

          12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

          13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

          14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

          15. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given (a) five (5) days after deposit with the U.S. Postal Service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, or (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid, and shall be addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto.

          COMPANY:                       CrossWorlds Software, Inc.
                                         577 Airport Boulevard, Suite 800
                                         Burlingame, CA  94010
                                         Attn:  Controller


          PURCHASER:


          ESCROW AGENT:                  Katrina A. Garnett
                                         CrossWorlds Software, Inc.
                                         577 Airport Boulevard, Suite 800
                                         Burlingame, CA  94010

          16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

          17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

          18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of California as they apply to contracts entered into and wholly to be performed within such state.

                                 Very truly yours,

                                 CROSSWORLDS SOFTWARE, INC.


                                 ____________________________________
                                 Katrina A. Garnett



                                 PURCHASER:


                                 ____________________________________
                                 Purchaser



                                 ESCROW AGENT:


                                 ____________________________________
                                 Katrina A. Garnett

                                  ATTACHMENT C
                                  ------------

                    ACKNOWLEDGMENT AND STATEMENT OF DECISION
                    ----------------------------------------
                        REGARDING SECTION 83(b) ELECTION
                        --------------------------------

     The undersigned (which term includes the undersigned's spouse), a purchaser of ___________ shares of Common Stock of CrossWorlds Software, Inc., a California corporation (the "Company") by exercise of an option (the "Option")
                             -------                                  ------
granted pursuant to the Company's 1999 Executive Stock Plan (the "Plan"), hereby
                                                                  ----
states as follows:

     1. The undersigned acknowledges receipt of a copy of the Plan relating to the offering of such shares. The undersigned has carefully reviewed the Plan and the option agreement pursuant to which the Option was granted.

     2.   The undersigned either [check and complete as applicable]:

          (a) ____ has consulted, and has been fully advised by, the undersigned's own tax advisor, _____________________________________, whose business address is
               ______________________________, regarding the federal, state and local tax consequences of purchasing shares under the Plan, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code") and pursuant to the corresponding
                                ----
               provisions, if any, of applicable state law; or

          (b) ____ has knowingly chosen not to consult such a tax advisor.

     3. The undersigned hereby states that the undersigned has decided [check as applicable]:

          (a) ____ to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company, together with the undersigned's executed Early Exercise Notice and Stock Purchase Agreement, an executed form entitled "Election Under Section 83(b) of the Internal Revenue Code of 1986;" or

          (b) ____ not to make an election pursuant to Section 83(b) of the Code.

     4. Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned's purchase of shares under the Plan or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.

Date:___________________________           _________________________________
                                           Purchaser


Date:___________________________           _________________________________
                                           Spouse of  Purchaser (if applicable)

                                  ATTACHMENT D
                                  ------------

                          ELECTION UNDER SECTION 83(b)
                          ----------------------------
                      OF THE INTERNAL REVENUE CODE OF 1986
                      ------------------------------------

     The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in taxpayer's gross income for the current taxable year, the amount of any income that may be taxable to taxpayer in connection with taxpayer's receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

     NAME OF TAXPAYER: ________________
     NAME OF SPOUSE:  ________________
     ADDRESS:

     IDENTIFICATION NO. OF TAXPAYER:  _______________
     IDENTIFICATION NO. OF SPOUSE:  _______________
     TAXABLE YEAR:  __________

2. The property with respect to which the election is made is described as follows:

     ______________ shares of the Common Stock $.001 par value, of CrossWorlds Software, Inc., a California corporation (the "Company").
                                                    -------

3.   The date on which the property was transferred is:  _______________

4.   The property is subject to the following restrictions:

     Repurchase option at cost in favor of the Company upon termination of taxpayer's employment or consulting relationship.

5. The Fair Market Value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $____________

6.   The amount (if any) paid for such property: $____________

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked
--------------------------------------------------------------------------
except with the consent of the Commissioner.
-------------------------------------------

Dated:_______________________       ___________________________________
                                    Purchaser

Dated:_______________________       ___________________________________
                                    Spouse of Purchaser (if applicable)

                                   EXHIBIT B
                                   ---------

                           CROSSWORLDS SOFTWARE, INC.
                           1999 EXECUTIVE STOCK PLAN
                               EXERCISE AGREEMENT


CrossWorlds Software, Inc.
577 Airport Boulevard, Suite 800
Burlingame, CA  94010-2024
Attention: Stock Administrator

     1.  Exercise of Option.  Effective as of today, ___________, 1999, the
         ------------------
undersigned ("Purchaser") __________________ hereby elects to exercise Purchaser's option to purchase _________ shares of the Common Stock (the "Shares") of CrossWorlds Software, Inc. (the "Company") under and pursuant to the CrossWorlds Software , Inc., 1999 Executive Stock Plan, as amended (the "Plan") and the Incentive Agreement dated _____________________________ (the "Option Agreement").

     2.  Representations of Purchaser.  Purchaser acknowledges that Purchaser
         ----------------------------
has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     3.  Rights as Stockholder.  Until the stock certificate evidencing such
         ---------------------
Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

         Purchaser shall enjoy rights as a stockholder until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal hereunder. Upon such exercise, Purchaser shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Purchaser shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

     4.  Company's Right of First Refusal.  Before any Shares held by Purchaser
         --------------------------------
or any transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "Right of First Refusal").

         (a) Notice of Proposed Transfer.  The Holder of the Shares shall
             ---------------------------
deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee");
(iii) the number of Shares to be transferred to each Proposed Transferee; and
(iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "Offered Price"), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

         (b) Exercise of Right of First Refusal.  At any time within thirty
             ----------------------------------
(30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

         (c) Purchase Price.  The purchase price ("Purchase Price") for the
             --------------
Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

         (d) Payment.  Payment of the Purchase Price shall be made, at the
             -------
option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

         (e) Holder's Right to Transfer.  If all of the Shares proposed in the
             --------------------------
Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

         (f) Exception for Certain Family Transfers.  Anything to the contrary
             --------------------------------------
contained in this Section notwithstanding, the transfer of any or all of the Shares during the Purchaser's lifetime or on the Purchaser's death by will or intestacy to the Purchaser's immediate family or a trust for the benefit of the Purchaser's immediate family shall be exempt from the provisions of this Section. "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

         (g) Termination of Right of First Refusal.  The Right of First Refusal
             -------------------------------------
shall terminate as to any Shares 90 days after the (i) first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, or (ii) a merger of the Company with a corporation whose stock is publicly traded on a national exchange.

     5.  Tax Consultation. Purchaser understands that Purchaser may suffer
         ----------------
adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     6.  Restrictive Legends; Stop-Transfer Orders; Market Standoff.
         ----------------------------------------------------------

         (a) Legends. Purchaser understands and agrees that the Company shall
             -------
cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

             THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

             THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

             (b) Stop-Transfer Notices. Purchaser agrees that, in order to
                 ---------------------
ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

             (c) Market Standoff.  Purchaser hereby agrees that if so requested
                 ---------------
by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act of 1933, as amended (the "Securities Act"), neither Purchaser nor
                                         --------------
Purchaser shall sell or otherwise transfer any Shares or other securities of the Company during such period as the Company and the representatives of the underwriters may request (not to exceed 180 days) following the effective date of any registration statement of the Company filed under the Securities Act for an underwritten public offering. The Company may impose stop-transfer instructions with respect to Shares subject to the foregoing restrictions until the end of such market standoff period.

             (d) Refusal to Transfer.  The Company shall not be required (i) to
                 -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     7.  Successors and Assigns.  The Company may assign any of its rights under
         ----------------------
this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Purchaser and his or her heirs, executors, administrators, successors and assigns.

     8.  Interpretation.  Any dispute regarding the interpretation of this
         --------------
Agreement shall be submitted by Purchaser or by the Company forthwith to the Company's Board of Directors or the committee thereof that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on Purchaser.

     9.  Governing Law; Severability.  This Agreement shall be governed by and
         ---------------------------
construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

     10.  Notices.  Any notice required or permitted hereunder shall be given in
          -------
writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

     11.  Further Instruments.  The parties agree to execute such further
          -------------------
instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

     12.  Delivery of Payment. Purchaser herewith delivers to the Company the
          -------------------
full Exercise Price for the Shares.

     13.  Entire Agreement.  The Plan and Notice of Grant/Option Agreement are
          ----------------
incorporated herein by reference. This Agreement, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser.

Submitted by:              Accepted by:

PURCHASER:
                         CROSSWORLDS SOFTWARE, INC.


By:_______________________________         By:______________________________

Name:_____________________________         Its:_____________________________


Address:                                 Address:
-------                                  -------

__________________________________       577 Airport Boulevard, Suite 800
__________________________________       Burlingame, CA  94010-2024

                                   EXHIBIT C
                                   ---------

                      INVESTMENT REPRESENTATION STATEMENT


PURCHASER:   _____________________

COMPANY:     CROSSWORLDS SOFTWARE, INC.

SECURITY:    ___________ shares of Common Stock

AMOUNT:      __________________________________

DATE:        __________________________________


     In connection with the purchase of the above-listed Securities, the undersigned Purchaser represents to the Company the following:

     (a) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Purchaser is acquiring these Securities for investment for Purchaser's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

     (b) Purchaser acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. In this connection, Purchaser understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Purchaser's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Purchaser further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the Securities. Purchaser understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

     (c) Purchaser is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Purchaser, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

     In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

     (d) Purchaser hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act, Purchaser shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall only apply to the first registration statement of the Company to become effective under the Securities Act which include securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period.

     (e) Purchaser further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Purchaser understands that no assurances can be given that any such other registration exemption will be available in such event.

                                               Signature of Purchaser:

                                               ______________________________


                                               Date:___________________, 19__

                           CROSSWORLDS SOFTWARE, INC.
                           1999 EXECUTIVE STOCK PLAN
                     STOCK OPTION AGREEMENT--EARLY EXERCISE

     Unless otherwise defined herein, the terms defined in the CrossWorlds Software, Inc. 1999 Stock Plan (the "Plan") shall have the same defined meanings in this Option Agreement.

1. NOTICE OF STOCK OPTION GRANT
   ----------------------------

     You have been granted an option to purchase Common Stock of the CrossWorlds Software, Inc. (the "Company"), subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Optionee                          Alfred J. Amoroso
                                  c/o CrossWorlds Software
                                  577 Airport Blvd. Suite 800
                                  Burlingame, CA  94010 USA
Grant Number                      00001493
Date of Grant                     10/11/99
Vesting Commencement Date         10/11/99
Exercise Price per Share          $  6.60
Number of Shares Granted          1,313,094
Total Exercise Price              $8,666,420.40
Type of Option:                   NQ
Term/Expiration Date:             10/11/09

Option.doc

1. Vesting Schedule.  You may exercise this Option, in whole or in part
   ----------------
immediately following the Date of Grant. These option shares are subject to the following vesting schedule (and subject to the Company's right to repurchase shares as set forth in Exhibit A, Section 4(a)):
                       -------------------------

   The shares of Common Stock subject to the Option (the "Shares") shall vest in equal monthly installments over forty-eight (48) months from the Vesting Commencement Date.

2. Termination Period.  You may exercise this Option for 90 days after
   ------------------
termination of your Continuous Status as an Employee, Consultant or Director, or for such longer period upon your death or disability as provided in the Plan.
If your status changes from Employee to Consultant or Director; or Director or Consultant to Employee, this Option Agreement shall remain in effect. In no case may you exercise this Option after the Term/Expiration Date as provided above.

3. Agreement to Terms.  Optionee acknowledges receipt of a copy of the Plan and
   ------------------
represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof.
Optionee has reviewed the Plan and this Option in their entirety, including the terms and conditions of Grant on the reverse side hereof, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option.
Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY, DIRECTORSHIP OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT, CONSULTANCY OR DIRECTORSHIP BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT, CONSULTANCY OR DIRECTORSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

Dated: 10/11/99
      -----------------------------------
OPTIONEE


By: /s/ Alfred J. Amoroso
   --------------------------------------

CROSSWORLDS SOFTWARE, INC.,
a Delaware corporation


By: /s/ Stacey Giamalis
   --------------------------------------

Title: General Counsel

1. TERMS AND CONDITIONS OF GRANT

   a.  Grant of Option.  CrossWorlds Software, Inc. (the "Company"), hereby
       ----------------
grants to the Optionee (the "Optionee") named in the Notice of Grant, a [nonstatutory ][incentive] stock option (the "Option") to purchase the total number of shares of Common Stock (the Shares") set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price") subject to the terms, definitions and provisions of the 1999 Stock Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

   b.  Exercise of Option.  This Option shall be exercisable during its term in
       ------------------
accordance with the Vesting Schedule set out in the Notice of Grant and with the provisions of Section 9 of the Plan as follows:

      (i) Right to Exercise.  (a) This Option may be exercised in whole or in
          -----------------
part at any time after the Date of Grant, as to Shares which have not yet vested under the vesting schedule indicated on the Notice of Stock Option Grant;

provided, however, that Optionee shall execute as a condition to such exercise
--------  -------
of this Option, the Early Exercise Notice and Restricted Stock Purchase Agreement attached hereto as Exhibit A (the "Early Exercise Agreement"). If
                             ---------       ------------------------
Optionee chooses to exercise this Option solely as to Shares which have vested under the vesting schedule indicated on the Notice of Stock Option Grant, Optionee shall complete and execute the form of Exercise Notice attached hereto as Exhibit B (the "Exercise Agreement"). Notwithstanding the foregoing, the
   ---------       ------------------
Company may in its discretion prescribe or accept a different form of notice of exercise and/or stock purchase agreement if such forms are otherwise consistent with this Agreement, the Plan and then-applicable law. (b) This Option may not be exercised for a fraction of a Share. (c) In the event of Optionee's death, Disability or other termination of the Optionee's Continuous Status as an Employee, Consultant or Director, the exercisability of the Option is governed by Sections g, h and i below, subject to the limitation contained in Section k. below. (d) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Grant.

      (ii) Method of Exercise.  This Option shall be exercisable by execution
           ------------------
and delivery of the Early Exercise Agreement or the Exercise Agreement, whichever is applicable, or of any other written notice approved for such purpose by the Company which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

      No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange or national market system upon which the Common Stock is then listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

   c.  Optionee's Representations.  In the event the Shares purchasable pursuant
       --------------------------
to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit C.

   d.  Lock-Up Period.  Optionee hereby agrees that if so requested by the
       --------------
Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

   e.  Method of Payment.  Payment of the Exercise Price shall be by any of the
       -----------------
following, or a combination thereof, at the election of the Optionee:

       (i)   cash; or

       (ii)  check; or

       (iii) surrender of other shares of Common Stock of the Company which (A) in the case of Shares acquired pursuant to the exercise of a Company option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised; or

       (iv) to the extent authorized by the Company, delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, share require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the Exercise Price; or

       (v)   promissory note (in the form provided by the Company).

   f.  Restrictions on Exercise.  This Option may not be exercised if the
       ------------------------
issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

   g.  Termination of Relationship.  In the event an Optionee's Continuous
       ---------------------------
Status as an Employee, Consultant or Director terminates, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option during the Termination Period set out in the Notice of Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

   h.  Disability of Optionee.  Notwithstanding the provisions of Section g.
       ----------------------
above, in the event of termination of an Optionee's Continuous Status as an Employee, Consultant or Director as a result of his or her Disability, Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Notice of Grant) exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee is not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

   i.  Death of Optionee.  In the event of termination of Optionee's Continuous
       -----------------
Status as an Employee or Consultant as a result of the death of Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section k. below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee could exercise the Option at the date of death.

   j.  Non-Transferability of Option.  Options may not be sold, pledged,
       -----------------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

   k.  Term of Option.  This Option may be exercised only within the term set
       --------------
out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option. The limitations set out in Section 7 of the Plan regarding Options granted to more than ten percent (10%) shareholders shall apply to this Option.

   l.  Tax Consequences.  Set forth below is a brief summary as of the date of
       ----------------
this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

      (i) Exercise of an NSO.  There may be a regular federal income tax
          ------------------
liability upon the exercise of an NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. In the case of the exercise of Option Shares which have not vested as of the date of exercise, the Optionee will not realize compensation income on the exercise until the date(s) on which shares vest (i.e., have been released from the Company's repurchase option) unless the Optionee files an election under Section 83(b) of the Code (an "83(b) Election"). If an 83(b) election is filed, the amount of compensation income will be determined on the date of exercise. If Optionee is an Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise or vesting, as applicable.

      (ii) Disposition of Shares.  If Shares are held for more than one year
           ---------------------
after the date of exercise (or the date of vesting, if later, in the case of the exercise of unvested option shares and the Optionee had not filed an 83(b) election at the time of such exercise, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

                                   EXHIBIT A
                                   ---------

                           CROSSWORLDS SOFTWARE, INC.
                           1999 EXECUTIVE STOCK PLAN
               EARLY EXERCISE NOTICE AND STOCK PURCHASE AGREEMENT


CrossWorlds Software, Inc.
577 Airport Boulevard, Suite 800
Burlingame, CA  94010-2024
Attention: Stock Administrator

     1.  Exercise of Option.  Effective as of today, ___________, _____, the
         ------------------
undersigned ("Purchaser") __________________ hereby elects to exercise Purchaser's option to purchase _________ shares of the Common Stock (the "Shares") of CrossWorlds Software, Inc. (the "Company") under and pursuant to the CrossWorlds Software , Inc., 1999 Executive Stock Plan, as amended (the "Plan") and the Stock Option Agreement dated _____________________________ (the "Option Agreement"). Of these Shares, Purchaser has elected to purchase _______________ of those Shares which have become vested as of the date hereof under the Vesting Schedule set forth in the Notice of Stock Option Grant (the

"Vested Shares") and _____________ Shares which have not yet vested under such
--------------
Vesting Schedule (the "Unvested Shares").  The purchase price for the Shares
                       ---------------
shall be $______ per Share for a total purchase price of $_______________.
The term "Shares" refers to the purchased Shares and all
          ------
securities received in replacement of the Shares or as stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser's ownership of the Shares.

     2.  Representations of Purchaser.  Purchaser acknowledges that Purchaser
         ----------------------------
has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     3.  Rights as Stockholder.  Until the stock certificate evidencing such
         ---------------------
Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

          Purchaser shall enjoy rights as a stockholder until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal hereunder. Upon such exercise, Purchaser shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Purchaser shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

     4.  Limitations on Transfer.  In addition to any other limitation on
         -----------------------
transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares while the Shares are subject to the Company's Repurchase Option (as defined below). After any Shares have been released from such Repurchase Option, Purchaser shall not assign, encumber or dispose of any interest in such Shares except in compliance with the provisions below and applicable securities laws.

          (a)  Repurchase Option.
               -----------------

               (i) If Purchaser's Continuous Status as an Employee or Consultant terminates for any reason (including for cause, death or disability), the Company shall upon the date of such termination (the "Termination Date") have an
                                                      ----------------
irrevocable, exclusive option (the "Repurchase Option") for a period of 60 days
                                    -----------------
from such date to repurchase all or any portion of the Unvested Shares held by Purchaser as of the Termination Date which have not yet been released from the Company's Repurchase Option at the original purchase price per Share specified in Section 1 (adjusted for any stock splits, stock dividends and the like).

               (ii) The Repurchase Option shall be exercised by the Company by written notice to Purchaser or Purchaser's executor and, at the Company's option, (A) by delivery to Purchaser or Purchaser's executor with such notice of a check in the amount of the purchase price for the Shares being purchased, or
(B) in the event Purchaser is indebted to the Company, by cancellation by the Company of an amount of such indebtedness equal to the purchase price for the Shares being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such purchase price. Upon delivery of such notice and payment of the purchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Shares being repurchased by the Company, without further action by Purchaser.

               (iii) One hundred percent (100%) of the Unvested Shares shall initially be subject to the Repurchase Option. The Unvested Shares shall be released from the Repurchase Option in accordance with the Vesting Schedule set forth in the Notice of Stock Option Grant until all Shares are released from the Repurchase Option. Fractional shares shall be rounded to the nearest whole share.

          (b) Company's Right of First Refusal.  Before any Shares held by
              --------------------------------
Purchaser or any transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "Right of First Refusal").

               (i)   Notice of Proposed Transfer. The Holder of the Shares shall
                     ---------------------------
deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee");
(iii) the number of Shares to be transferred to each Proposed Transferee; and
(iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "Offered Price"), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

               (ii)  Exercise of Right of First Refusal.  At any time within
                     ----------------------------------
thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

               (iii) Purchase Price. The purchase price ("Purchase Price") for
                     --------------
the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

               (iv)  Payment.  Payment of the Purchase Price shall be made, at
                     -------
the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

               (v)   Holder's Right to Transfer. If all of the Shares proposed
                     --------------------------
in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

               (vi) Exception for Certain Family Transfers.  Anything to the
                    --------------------------------------
contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Purchaser's lifetime or on the Purchaser's death by will or intestacy to the Purchaser's immediate family or a trust for the benefit of the Purchaser's immediate family shall be exempt from the provisions of this Section. "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

               (vii) Termination of Right of First Refusal.  The Right of First
                     -------------------------------------
Refusal shall terminate as to any Shares 90 days after the (i) first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, or (ii) a merger of the Company with a corporation whose stock is publicly traded on a national exchange.

     5.  Transfer of Shares; Escrow.
         --------------------------

         (a) Purchaser hereby authorizes and directs the Secretary of the Company, or such other person designated by the Company, to transfer any Unvested Shares as to which the Repurchase Option has been exercised from Purchaser to the Company.

         (b) To ensure the availability for delivery of Purchaser's Unvested Shares upon repurchase by the Company pursuant to the Repurchase Option under
Section 4(a), Purchaser hereby appoints Katrina A. Garnett of the Company, or any other person designated by the Company, as escrow agent (the "Escrow Agent")
                                                                  ------------
and as Purchaser's attorney-in-fact to sell, assign and transfer unto the Company such Unvested Shares, if any, as may be repurchased by the Company pursuant to the Repurchase Option and shall, upon execution of this Agreement, deliver and deposit with the Escrow Agent the share certificates representing the Unvested Shares, together with two stock assignments duly endorsed in blank and in the form attached hereto as Attachment A . The Unvested Shares and stock
                                   ------------
assignment shall be held by the Escrow Agent in escrow pursuant to Joint Escrow Instructions in the form attached hereto as Attachment B , until (i) the Company
                                            ------------
exercises its Repurchase Option as provided in Section 4(a), (ii) such Unvested Shares become Vested Shares, or (iii) such time as this Agreement no longer is in effect. Upon vesting of the Unvested Shares, the Escrow Agent shall promptly deliver to Purchaser the certificate or certificates representing such Shares in the Escrow Agent's possession belonging to Purchaser, and the Escrow Agent shall be discharged of all further obligations hereunder. Notwithstanding any of the foregoing, however, the Escrow Agent shall nevertheless retain such certificate or certificates as Escrow Agent if so required pursuant to other restriction imposed pursuant to this Agreement.

          (c) The Escrow Agent shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

          (d) Transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws. Any transferee shall hold such Shares subject to all the provisions hereof and shall acknowledge the same by signing a copy of this Agreement.

          (e) No Shares may be sold, pledged, hypothecated or otherwise transferred by Purchaser until such Shares have become Vested Shares and are no longer subject to any security agreement for the benefit of the Company.

     6.   Ownership, Voting Rights, Duties.  This Agreement shall not affect in
          --------------------------------
any way the ownership, voting rights or other rights or duties of Purchaser, except as specifically provided herein. Purchaser shall enjoy rights as a stockholder until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercises either the Repurchase Option or the Right of First Refusal hereunder. Upon any such exercise, Purchaser shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Purchaser or the Escrow Agent, as the case may be, shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

     7.   Tax Consultation.  Purchaser understands that Purchaser may suffer
          ----------------
adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     8.   Restrictive Legends; Stop-Transfer Orders; Market Standoff
          ----------------------------------------------------------

          (a) Legends.  Purchaser understands and agrees that the Company shall
              -------
cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

              THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

              THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

          (b) Stop-Transfer Notices.  Purchaser agrees that, in order to ensure
              ---------------------
compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c) Market Standoff.  Purchaser hereby agrees that if so requested by
              ---------------
the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act of 1933, as amended (the "Securities Act"), neither Purchaser nor
                                         --------------
Purchaser shall sell or otherwise transfer any Shares or other securities of the Company during such period as the Company and the representatives of the underwriters may request (not to exceed 180 days) following the effective date of any registration statement of the Company filed under the Securities Act for an underwritten public offering. The Company may impose stop-transfer instructions with respect to Shares subject to the foregoing restrictions until the end of such market standoff period.

          (d) Refusal to Transfer.  The Company shall not be required (i) to
              -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     9.  Section 83(b) Election.  Purchaser understands that Section 83(a) of
         ----------------------
the Internal Revenue Code of 1986, as amended (the

"Code"), taxes as ordinary income for a [Nonstatutory] [Incentive] Stock Option the difference between the amount paid for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" means the right of the Company to buy back the Shares
          -----------
pursuant to the Repurchase Option set forth in Section 4(a) of this Agreement. Purchaser understands that Purchaser may elect to be taxed at the time the Shares are purchased, rather than when and as the Repurchase Option expires, by filing an election under Section 83(b) (an "83(b) Election") of the Code with
                                            --------------
the Internal Revenue Service within 30 days from the date of purchase. Even if the Fair Market Value of the Shares at the time of the execution of this Agreement equals the amount paid for the Shares, the election must be made to avoid income tax treatment under Section 83(a) in the future. Purchaser acknowledge that it is Purchaser's sole responsibility and not the Company's to timely file the 83(b) Election, even if Purchaser requests the Company or its representative to make this filing on Purchaser's behalf. Purchaser understands that failure to file such an election in a timely manner may result in adverse tax consequences for Purchaser. Purchaser further understands that an additional copy of such election form should be filed with his or her federal income tax return for the calendar year in which the date of this Agreement falls. Purchaser acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Shares hereunder, and does not purport to be complete. Purchaser further acknowledges that the Company has directed Purchaser to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Purchaser may reside, and the tax consequences of Purchaser's death.

          Purchaser agrees that he or she will execute and deliver to the Company with this executed Agreement a copy of the Acknowledgment and Statement of Decision Regarding Section 83(b) Election (the "Acknowledgment") attached
                                                   --------------
hereto as Attachment C.  Purchaser further agrees that he or she will execute
          ------------
and submit with the Acknowledgment a copy of the 83(b) Election attached hereto as Attachment D (for tax purposes in connection with the early exercise of an
   ------------
option) if Purchaser has indicated in the Acknowledgment his or her decision to make such an election.

     10.  Notices.  All notices and other communications required or permitted
          -------
hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given (a) five (5) days after the deposit with the U.S. Postal Service, if delivered by first class mail, postage prepaid (b) upon delivery, if delivered by hand, or (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid, and shall be addressed (i) if to Purchaser, at Purchaser's address as set forth beneath Purchaser's signature to this Agreement, or at such other address as Purchaser shall have furnished to the Company in writing, (ii) if to the Company, to CrossWorlds Software, Inc., with copy to Venture Law Group, 2775 Sand Hill Road, Menlo Park, California 94025, Attention: Jon E. Gavenman, Esq., or Katrina A. Garnett, at CrossWorlds Software, Inc., or at such other address as the Escrow Agent shall have furnished to the parties.

     11.  Successors and Assigns.  The Company may assign any of its rights
          ----------------------
under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Purchaser and his or her heirs, executors, administrators, successors and assigns.

     12.  Interpretation.  Any dispute regarding the interpretation of this
          --------------
Agreement shall be submitted by Purchaser or by the Company forthwith to the Company's Board of Directors or the committee thereof that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on Purchaser.

     13.  Governing Law; Severability.  This Agreement shall be governed by and
          ---------------------------
construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

     14.  Notices.  Any notice required or permitted hereunder shall be given in
          -------
writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

     15.  Further Instruments.  The parties agree to execute such further
          -------------------
instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

     16.  Delivery of Payment.  Purchaser herewith delivers to the Company the
          -------------------
full Exercise Price for the Shares.

     17.  Entire Agreement.  The Plan and Notice of Grant/Option Agreement are
          ----------------
incorporated herein by reference. This Agreement, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser.

Submitted by:                             Accepted by:

PURCHASER:                                CROSSWORLDS SOFTWARE, INC.


By:_________________________________      By:_________________________________

Name:_______________________________      Its:________________________________


Address:                                  Address:
-------                                   -------

____________________________________      577 Airport Boulevard, Suite 800
____________________________________      Burlingame, CA  94010-2024

                                 ATTACHMENT A
                                 ------------

                     ASSIGNMENT SEPARATE FROM CERTIFICATE
                     ------------------------------------

          FOR VALUE RECEIVED and pursuant to that certain Early Exercise Notice and Restricted Stock Purchase Agreement between the undersigned ("Purchaser")
                                                                  --------
and CrossWorlds Software, Inc. (the "Company") dated _____________, ____ (the
                                     -------
"Agreement"), Purchaser hereby sells, assigns and transfers unto
----------
_______________________________ (________) shares of the Common Stock of the
Company, standing in Purchaser's name on the books of the Company and represented by Certificate No. ___, and hereby irrevocably appoints _____________________________ to transfer said stock on the books of the Company with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE ATTACHMENTS THERETO.

Dated: _________________

                              Signature:


                              _______________________________________
                              Purchaser


                              _______________________________________
                              Spouse of  Purchaser (if applicable)


Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its Repurchase Option set forth in the Agreement without requiring additional signatures on the part of Purchaser.

                                 ATTACHMENT B
                                 ------------

                           JOINT ESCROW INSTRUCTIONS
                           -------------------------

                                                           _______________, ____

Katrina A. Garnett
CrossWorlds Software, Inc.
577 Airport Boulevard, Suite 800
Burlingame, CA  94010

          As Escrow Agent for both CrossWorlds Software, Inc., a Delaware corporation (the "Company"), and the undersigned purchaser of stock of the
                  -------
Company ("Purchaser"), you are hereby authorized and directed to hold the
          ---------
documents delivered to you pursuant to the terms of that certain Early Exercise Notice and Restricted Stock Purchase Agreement ("Agreement"), dated as of
                                                 ---------
__________ __, 19__, between the Company and the undersigned, in accordance with the following instructions:

          1. In the event that the Company and/or any assignee of the Company (referred to collectively for convenience herein as the ("Company") exercises
                                                          -------
the Company's repurchase option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

          2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company's repurchase option.

          3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.

          4. Upon written request of Purchaser, but no more than once per calendar year, unless the Company's repurchase option has been exercised, you will deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company's repurchase option. Within sixty (60) days after cessation of Purchaser's continuous employment by or services to the Company, or any parent or subsidiary of the Company, you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company's repurchase option.

          5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

          6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

          7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties.
You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

          8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

          9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder .

          10. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

          11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

          12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

          13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

          14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

          15. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given (a) five (5) days after deposit with the U.S. Postal Service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, or (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid, and shall be addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto.

          COMPANY:                       CrossWorlds Software, Inc.
                                         577 Airport Boulevard, Suite 800
                                         Burlingame, CA  94010
                                         Attn:  Controller


          PURCHASER:


          ESCROW AGENT:                  Katrina A. Garnett
                                         CrossWorlds Software, Inc.
                                         577 Airport Boulevard, Suite 800
                                         Burlingame, CA  94010

          16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

          17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

          18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of California as they apply to contracts entered into and wholly to be performed within such state.

                                 Very truly yours,

                                 CROSSWORLDS SOFTWARE, INC.


                                 ____________________________________
                                 Katrina A. Garnett



                                 PURCHASER:


                                 ____________________________________
                                 Purchaser



                                 ESCROW AGENT:


                                 ____________________________________
                                 Katrina A. Garnett

                                  ATTACHMENT C
                                  ------------

                    ACKNOWLEDGMENT AND STATEMENT OF DECISION
                    ----------------------------------------
                        REGARDING SECTION 83(b) ELECTION
                        --------------------------------

     The undersigned (which term includes the undersigned's spouse), a purchaser of ___________ shares of Common Stock of CrossWorlds Software, Inc., a California corporation (the "Company") by exercise of an option (the "Option")
                             -------                                  ------
granted pursuant to the Company's 1999 Executive Stock Plan (the "Plan"), hereby
                                                                  ----
states as follows:

     1. The undersigned acknowledges receipt of a copy of the Plan relating to the offering of such shares. The undersigned has carefully reviewed the Plan and the option agreement pursuant to which the Option was granted.

     2.   The undersigned either [check and complete as applicable]:

          (a) ____ has consulted, and has been fully advised by, the undersigned's own tax advisor, _____________________________________, whose business address is
               ______________________________, regarding the federal, state and local tax consequences of purchasing shares under the Plan, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code") and pursuant to the corresponding
                                ----
               provisions, if any, of applicable state law; or

          (b) ____ has knowingly chosen not to consult such a tax advisor.

     3. The undersigned hereby states that the undersigned has decided [check as applicable]:

          (a) ____ to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company, together with the undersigned's executed Early Exercise Notice and Stock Purchase Agreement, an executed form entitled "Election Under Section 83(b) of the Internal Revenue Code of 1986;" or

          (b) ____ not to make an election pursuant to Section 83(b) of the Code.

     4. Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned's purchase of shares under the Plan or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.

Date:___________________________           _________________________________
                                           Purchaser


Date:___________________________           _________________________________
                                           Spouse of  Purchaser (if applicable)

                                  ATTACHMENT D
                                  ------------

                          ELECTION UNDER SECTION 83(b)
                          ----------------------------
                      OF THE INTERNAL REVENUE CODE OF 1986
                      ------------------------------------

     The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in taxpayer's gross income for the current taxable year, the amount of any income that may be taxable to taxpayer in connection with taxpayer's receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

     NAME OF TAXPAYER: ________________
     NAME OF SPOUSE:  ________________
     ADDRESS:

     IDENTIFICATION NO. OF TAXPAYER:  _______________
     IDENTIFICATION NO. OF SPOUSE:  _______________
     TAXABLE YEAR:  __________

2. The property with respect to which the election is made is described as follows:

     ______________ shares of the Common Stock $.001 par value, of CrossWorlds Software, Inc., a California corporation (the "Company").
                                                    -------

3.   The date on which the property was transferred is:  _______________

4.   The property is subject to the following restrictions:

     Repurchase option at cost in favor of the Company upon termination of taxpayer's employment or consulting relationship.

5. The Fair Market Value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $____________

6.   The amount (if any) paid for such property: $____________

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked
--------------------------------------------------------------------------
except with the consent of the Commissioner.
-------------------------------------------

Dated:_______________________       ___________________________________
                                    Purchaser

Dated:_______________________       ___________________________________
                                    Spouse of Purchaser (if applicable)

                                   EXHIBIT B
                                   ---------

                           CROSSWORLDS SOFTWARE, INC.
                           1999 EXECUTIVE STOCK PLAN
                               EXERCISE AGREEMENT


CrossWorlds Software, Inc.
577 Airport Boulevard, Suite 800
Burlingame, CA  94010-2024
Attention: Stock Administrator

     1.  Exercise of Option.  Effective as of today, ___________, 1999, the
         ------------------
undersigned ("Purchaser") __________________ hereby elects to exercise Purchaser's option to purchase _________ shares of the Common Stock (the "Shares") of CrossWorlds Software, Inc. (the "Company") under and pursuant to the CrossWorlds Software , Inc., 1999 Executive Stock Plan, as amended (the "Plan") and the Incentive Agreement dated _____________________________ (the "Option Agreement").

     2.  Representations of Purchaser.  Purchaser acknowledges that Purchaser
         ----------------------------
has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     3.  Rights as Stockholder.  Until the stock certificate evidencing such
         ---------------------
Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

         Purchaser shall enjoy rights as a stockholder until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal hereunder. Upon such exercise, Purchaser shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Purchaser shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

     4.  Company's Right of First Refusal.  Before any Shares held by Purchaser
         --------------------------------
or any transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "Right of First Refusal").

         (a) Notice of Proposed Transfer.  The Holder of the Shares shall
             ---------------------------
deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee");
(iii) the number of Shares to be transferred to each Proposed Transferee; and
(iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "Offered Price"), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

         (b) Exercise of Right of First Refusal.  At any time within thirty
             ----------------------------------
(30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

         (c) Purchase Price.  The purchase price ("Purchase Price") for the
             --------------
Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

         (d) Payment.  Payment of the Purchase Price shall be made, at the
             -------
option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

         (e) Holder's Right to Transfer.  If all of the Shares proposed in the
             --------------------------
Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

         (f) Exception for Certain Family Transfers.  Anything to the contrary
             --------------------------------------
contained in this Section notwithstanding, the transfer of any or all of the Shares during the Purchaser's lifetime or on the Purchaser's death by will or intestacy to the Purchaser's immediate family or a trust for the benefit of the Purchaser's immediate family shall be exempt from the provisions of this Section. "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

         (g) Termination of Right of First Refusal.  The Right of First Refusal
             -------------------------------------
shall terminate as to any Shares 90 days after the (i) first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, or (ii) a merger of the Company with a corporation whose stock is publicly traded on a national exchange.

     5.  Tax Consultation. Purchaser understands that Purchaser may suffer
         ----------------
adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     6.  Restrictive Legends; Stop-Transfer Orders; Market Standoff.
         ----------------------------------------------------------

         (a) Legends. Purchaser understands and agrees that the Company shall
             -------
cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

             THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

             THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

             (b) Stop-Transfer Notices. Purchaser agrees that, in order to
                 ---------------------
ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

             (c) Market Standoff.  Purchaser hereby agrees that if so requested
                 ---------------
by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act of 1933, as amended (the "Securities Act"), neither Purchaser nor
                                         --------------
Purchaser shall sell or otherwise transfer any Shares or other securities of the Company during such period as the Company and the representatives of the underwriters may request (not to exceed 180 days) following the effective date of any registration statement of the Company filed under the Securities Act for an underwritten public offering. The Company may impose stop-transfer instructions with respect to Shares subject to the foregoing restrictions until the end of such market standoff period.

             (d) Refusal to Transfer.  The Company shall not be required (i) to
                 -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     7.  Successors and Assigns.  The Company may assign any of its rights under
         ----------------------
this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Purchaser and his or her heirs, executors, administrators, successors and assigns.

     8.  Interpretation.  Any dispute regarding the interpretation of this
         --------------
Agreement shall be submitted by Purchaser or by the Company forthwith to the Company's Board of Directors or the committee thereof that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on Purchaser.

     9.  Governing Law; Severability.  This Agreement shall be governed by and
         ---------------------------
construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

     10.  Notices.  Any notice required or permitted hereunder shall be given in
          -------
writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

     11.  Further Instruments.  The parties agree to execute such further
          -------------------
instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

     12.  Delivery of Payment. Purchaser herewith delivers to the Company the
          -------------------
full Exercise Price for the Shares.

     13.  Entire Agreement.  The Plan and Notice of Grant/Option Agreement are
          ----------------
incorporated herein by reference. This Agreement, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser.

Submitted by:              Accepted by:

PURCHASER:
                         CROSSWORLDS SOFTWARE, INC.


By:_______________________________         By:______________________________

Name:_____________________________         Its:_____________________________


Address:                                 Address:
-------                                  -------

__________________________________       577 Airport Boulevard, Suite 800
__________________________________       Burlingame, CA  94010-2024

                                   EXHIBIT C
                                   ---------

                      INVESTMENT REPRESENTATION STATEMENT


PURCHASER:   _____________________

COMPANY:     CROSSWORLDS SOFTWARE, INC.

SECURITY:    ___________ shares of Common Stock

AMOUNT:      __________________________________

DATE:        __________________________________


     In connection with the purchase of the above-listed Securities, the undersigned Purchaser represents to the Company the following:

     (a) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Purchaser is acquiring these Securities for investment for Purchaser's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

     (b) Purchaser acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. In this connection, Purchaser understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Purchaser's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Purchaser further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the Securities. Purchaser understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

     (c) Purchaser is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Purchaser, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

     In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

     (d) Purchaser hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act, Purchaser shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall only apply to the first registration statement of the Company to become effective under the Securities Act which include securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period.

     (e) Purchaser further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Purchaser understands that no assurances can be given that any such other registration exemption will be available in such event.

                                               Signature of Purchaser:

                                               ______________________________


                                               Date:___________________, 19__

                           CROSSWORLDS SOFTWARE, INC.
                           1999 EXECUTIVE STOCK PLAN
                     STOCK OPTION AGREEMENT--EARLY EXERCISE

     Unless otherwise defined herein, the terms defined in the CrossWorlds Software, Inc. 1999 Stock Plan (the "Plan") shall have the same defined meanings in this Option Agreement.

1. NOTICE OF STOCK OPTION GRANT
   ----------------------------

     You have been granted an option to purchase Common Stock of the CrossWorlds Software, Inc. (the "Company"), subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Optionee                          Alfred J. Amoroso
                                  c/o CrossWorlds Software
                                  577 Airport Blvd. Suite 800
                                  Burlingame, CA  94010 USA
Grant Number                      00001494
Date of Grant                     10/11/99
Vesting Commencement Date         10/11/99
Exercise Price per Share          $ 6.60
Number of Shares Granted          796,947
Total Exercise Price              $5,259,850.20
Type of Option:                   NQ
Term/Expiration Date:             10/11/09

Option.doc

1. Vesting Schedule.  You may exercise this Option, in whole or in part
   ----------------
immediately following the Date of Grant. These option shares are subject to the following vesting schedule (and subject to the Company's right to repurchase shares as set forth in Exhibit A, Section 4(a)):
                       -------------------------

   The shares of Common Stock subject to the Option (the "Shares") shall vest in equal monthly installments over forty-eight (48) months from the Vesting Commencement Date, provided that such option shall become fully vested (and no longer subject to any repurchase right) immediately upon the effective date of the Company's initial public offering.

2. Termination Period.  You may exercise this Option for 90 days after
   ------------------
termination of your Continuous Status as an Employee, Consultant or Director, or for such longer period upon your death or disability as provided in the Plan.
If your status changes from Employee to Consultant or Director; or Director or Consultant to Employee, this Option Agreement shall remain in effect. In no case may you exercise this Option after the Term/Expiration Date as provided above.

3. Agreement to Terms.  Optionee acknowledges receipt of a copy of the Plan and
   ------------------
represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof.
Optionee has reviewed the Plan and this Option in their entirety, including the terms and conditions of Grant on the reverse side hereof, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option.
Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY, DIRECTORSHIP OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT, CONSULTANCY OR DIRECTORSHIP BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT, CONSULTANCY OR DIRECTORSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

Dated:  10/11/99
      ---------------------------------------
OPTIONEE


By: /s/ Alfred J. Amoroso
   ------------------------------------------

CROSSWORLDS SOFTWARE, INC.,
a Delaware corporation

By: /s/ Stacey Giamalis
   ------------------------------------------

Title: General Counsel

1. TERMS AND CONDITIONS OF GRANT

   a.  Grant of Option.  CrossWorlds Software, Inc. (the "Company"), hereby
       ----------------
grants to the Optionee (the "Optionee") named in the Notice of Grant, a [nonstatutory ][incentive] stock option (the "Option") to purchase the total number of shares of Common Stock (the Shares") set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price") subject to the terms, definitions and provisions of the 1999 Stock Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

   b.  Exercise of Option.  This Option shall be exercisable during its term in
       ------------------
accordance with the Vesting Schedule set out in the Notice of Grant and with the provisions of Section 9 of the Plan as follows:

      (i) Right to Exercise.  (a) This Option may be exercised in whole or in
          -----------------
part at any time after the Date of Grant, as to Shares which have not yet vested under the vesting schedule indicated on the Notice of Stock Option Grant;

provided, however, that Optionee shall execute as a condition to such exercise
--------  -------
of this Option, the Early Exercise Notice and Restricted Stock Purchase Agreement attached hereto as Exhibit A (the "Early Exercise Agreement"). If
                             ---------       ------------------------
Optionee chooses to exercise this Option solely as to Shares which have vested under the vesting schedule indicated on the Notice of Stock Option Grant, Optionee shall complete and execute the form of Exercise Notice attached hereto as Exhibit B (the "Exercise Agreement"). Notwithstanding the foregoing, the
   ---------       ------------------
Company may in its discretion prescribe or accept a different form of notice of exercise and/or stock purchase agreement if such forms are otherwise consistent with this Agreement, the Plan and then-applicable law. (b) This Option may not be exercised for a fraction of a Share. (c) In the event of Optionee's death, Disability or other termination of the Optionee's Continuous Status as an Employee, Consultant or Director, the exercisability of the Option is governed by Sections g, h and i below, subject to the limitation contained in Section k. below. (d) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Grant.

      (ii) Method of Exercise.  This Option shall be exercisable by execution
           ------------------
and delivery of the Early Exercise Agreement or the Exercise Agreement, whichever is applicable, or of any other written notice approved for such purpose by the Company which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

      No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange or national market system upon which the Common Stock is then listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

   c.  Optionee's Representations.  In the event the Shares purchasable pursuant
       --------------------------
to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit C.

   d.  Lock-Up Period.  Optionee hereby agrees that if so requested by the
       --------------
Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

   e.  Method of Payment.  Payment of the Exercise Price shall be by any of the
       -----------------
following, or a combination thereof, at the election of the Optionee:

       (i)   cash; or

       (ii)  check; or

       (iii) surrender of other shares of Common Stock of the Company which (A) in the case of Shares acquired pursuant to the exercise of a Company option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised; or

       (iv) to the extent authorized by the Company, delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, share require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the Exercise Price; or

       (v)   promissory note (in the form provided by the Company).

   f.  Restrictions on Exercise.  This Option may not be exercised if the
       ------------------------
issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

   g.  Termination of Relationship.  In the event an Optionee's Continuous
       ---------------------------
Status as an Employee, Consultant or Director terminates, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option during the Termination Period set out in the Notice of Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

   h.  Disability of Optionee.  Notwithstanding the provisions of Section g.
       ----------------------
above, in the event of termination of an Optionee's Continuous Status as an Employee, Consultant or Director as a result of his or her Disability, Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Notice of Grant) exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee is not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

   i.  Death of Optionee.  In the event of termination of Optionee's Continuous
       -----------------
Status as an Employee or Consultant as a result of the death of Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section k. below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee could exercise the Option at the date of death.

   j.  Non-Transferability of Option.  Options may not be sold, pledged,
       -----------------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

   k.  Term of Option.  This Option may be exercised only within the term set
       --------------
out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option. The limitations set out in Section 7 of the Plan regarding Options granted to more than ten percent (10%) shareholders shall apply to this Option.

   l.  Tax Consequences.  Set forth below is a brief summary as of the date of
       ----------------
this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

      (i) Exercise of an NSO.  There may be a regular federal income tax
          ------------------
liability upon the exercise of an NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. In the case of the exercise of Option Shares which have not vested as of the date of exercise, the Optionee will not realize compensation income on the exercise until the date(s) on which shares vest (i.e., have been released from the Company's repurchase option) unless the Optionee files an election under Section 83(b) of the Code (an "83(b) Election"). If an 83(b) election is filed, the amount of compensation income will be determined on the date of exercise. If Optionee is an Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise or vesting, as applicable.

      (ii) Disposition of Shares.  If Shares are held for more than one year
           ---------------------
after the date of exercise (or the date of vesting, if later, in the case of the exercise of unvested option shares and the Optionee had not filed an 83(b) election at the time of such exercise, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

                                   EXHIBIT A
                                   ---------

                           CROSSWORLDS SOFTWARE, INC.
                           1999 EXECUTIVE STOCK PLAN
               EARLY EXERCISE NOTICE AND STOCK PURCHASE AGREEMENT


CrossWorlds Software, Inc.
577 Airport Boulevard, Suite 800
Burlingame, CA  94010-2024
Attention: Stock Administrator

     1.  Exercise of Option.  Effective as of today, ___________, _____, the
         ------------------
undersigned ("Purchaser") __________________ hereby elects to exercise Purchaser's option to purchase _________ shares of the Common Stock (the "Shares") of CrossWorlds Software, Inc. (the "Company") under and pursuant to the CrossWorlds Software , Inc., 1999 Executive Stock Plan, as amended (the "Plan") and the Stock Option Agreement dated _____________________________ (the "Option Agreement"). Of these Shares, Purchaser has elected to purchase _______________ of those Shares which have become vested as of the date hereof under the Vesting Schedule set forth in the Notice of Stock Option Grant (the

"Vested Shares") and _____________ Shares which have not yet vested under such
--------------
Vesting Schedule (the "Unvested Shares").  The purchase price for the Shares
                       ---------------
shall be $______ per Share for a total purchase price of $_______________.
The term "Shares" refers to the purchased Shares and all
          ------
securities received in replacement of the Shares or as stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser's ownership of the Shares.

     2.  Representations of Purchaser.  Purchaser acknowledges that Purchaser
         ----------------------------
has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     3.  Rights as Stockholder.  Until the stock certificate evidencing such
         ---------------------
Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

          Purchaser shall enjoy rights as a stockholder until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal hereunder. Upon such exercise, Purchaser shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Purchaser shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

     4.  Limitations on Transfer.  In addition to any other limitation on
         -----------------------
transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares while the Shares are subject to the Company's Repurchase Option (as defined below). After any Shares have been released from such Repurchase Option, Purchaser shall not assign, encumber or dispose of any interest in such Shares except in compliance with the provisions below and applicable securities laws.

          (a)  Repurchase Option.
               -----------------

               (i) If Purchaser's Continuous Status as an Employee or Consultant terminates for any reason (including for cause, death or disability), the Company shall upon the date of such termination (the "Termination Date") have an
                                                      ----------------
irrevocable, exclusive option (the "Repurchase Option") for a period of 60 days
                                    -----------------
from such date to repurchase all or any portion of the Unvested Shares held by Purchaser as of the Termination Date which have not yet been released from the Company's Repurchase Option at the original purchase price per Share specified in Section 1 (adjusted for any stock splits, stock dividends and the like).

               (ii) The Repurchase Option shall be exercised by the Company by written notice to Purchaser or Purchaser's executor and, at the Company's option, (A) by delivery to Purchaser or Purchaser's executor with such notice of a check in the amount of the purchase price for the Shares being purchased, or
(B) in the event Purchaser is indebted to the Company, by cancellation by the Company of an amount of such indebtedness equal to the purchase price for the Shares being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such purchase price. Upon delivery of such notice and payment of the purchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Shares being repurchased by the Company, without further action by Purchaser.

               (iii) One hundred percent (100%) of the Unvested Shares shall initially be subject to the Repurchase Option. The Unvested Shares shall be released from the Repurchase Option in accordance with the Vesting Schedule set forth in the Notice of Stock Option Grant until all Shares are released from the Repurchase Option. Fractional shares shall be rounded to the nearest whole share.

          (b) Company's Right of First Refusal.  Before any Shares held by
              --------------------------------
Purchaser or any transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "Right of First Refusal").

               (i)   Notice of Proposed Transfer. The Holder of the Shares shall
                     ---------------------------
deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee");
(iii) the number of Shares to be transferred to each Proposed Transferee; and
(iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "Offered Price"), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

               (ii)  Exercise of Right of First Refusal.  At any time within
                     ----------------------------------
thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

               (iii) Purchase Price. The purchase price ("Purchase Price") for
                     --------------
the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

               (iv)  Payment.  Payment of the Purchase Price shall be made, at
                     -------
the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

               (v)   Holder's Right to Transfer. If all of the Shares proposed
                     --------------------------
in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

               (vi) Exception for Certain Family Transfers.  Anything to the
                    --------------------------------------
contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Purchaser's lifetime or on the Purchaser's death by will or intestacy to the Purchaser's immediate family or a trust for the benefit of the Purchaser's immediate family shall be exempt from the provisions of this Section. "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

               (vii) Termination of Right of First Refusal.  The Right of First
                     -------------------------------------
Refusal shall terminate as to any Shares 90 days after the (i) first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, or (ii) a merger of the Company with a corporation whose stock is publicly traded on a national exchange.

     5.  Transfer of Shares; Escrow.
         --------------------------

         (a) Purchaser hereby authorizes and directs the Secretary of the Company, or such other person designated by the Company, to transfer any Unvested Shares as to which the Repurchase Option has been exercised from Purchaser to the Company.

         (b) To ensure the availability for delivery of Purchaser's Unvested Shares upon repurchase by the Company pursuant to the Repurchase Option under
Section 4(a), Purchaser hereby appoints Katrina A. Garnett of the Company, or any other person designated by the Company, as escrow agent (the "Escrow Agent")
                                                                  ------------
and as Purchaser's attorney-in-fact to sell, assign and transfer unto the Company such Unvested Shares, if any, as may be repurchased by the Company pursuant to the Repurchase Option and shall, upon execution of this Agreement, deliver and deposit with the Escrow Agent the share certificates representing the Unvested Shares, together with two stock assignments duly endorsed in blank and in the form attached hereto as Attachment A . The Unvested Shares and stock
                                   ------------
assignment shall be held by the Escrow Agent in escrow pursuant to Joint Escrow Instructions in the form attached hereto as Attachment B , until (i) the Company
                                            ------------
exercises its Repurchase Option as provided in Section 4(a), (ii) such Unvested Shares become Vested Shares, or (iii) such time as this Agreement no longer is in effect. Upon vesting of the Unvested Shares, the Escrow Agent shall promptly deliver to Purchaser the certificate or certificates representing such Shares in the Escrow Agent's possession belonging to Purchaser, and the Escrow Agent shall be discharged of all further obligations hereunder. Notwithstanding any of the foregoing, however, the Escrow Agent shall nevertheless retain such certificate or certificates as Escrow Agent if so required pursuant to other restriction imposed pursuant to this Agreement.

          (c) The Escrow Agent shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

          (d) Transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws. Any transferee shall hold such Shares subject to all the provisions hereof and shall acknowledge the same by signing a copy of this Agreement.

          (e) No Shares may be sold, pledged, hypothecated or otherwise transferred by Purchaser until such Shares have become Vested Shares and are no longer subject to any security agreement for the benefit of the Company.

     6.   Ownership, Voting Rights, Duties.  This Agreement shall not affect in
          --------------------------------
any way the ownership, voting rights or other rights or duties of Purchaser, except as specifically provided herein. Purchaser shall enjoy rights as a stockholder until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercises either the Repurchase Option or the Right of First Refusal hereunder. Upon any such exercise, Purchaser shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Purchaser or the Escrow Agent, as the case may be, shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

     7.   Tax Consultation.  Purchaser understands that Purchaser may suffer
          ----------------
adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     8.   Restrictive Legends; Stop-Transfer Orders; Market Standoff
          ----------------------------------------------------------

          (a) Legends.  Purchaser understands and agrees that the Company shall
              -------
cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

              THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

              THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

          (b) Stop-Transfer Notices.  Purchaser agrees that, in order to ensure
              ---------------------
compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c) Market Standoff.  Purchaser hereby agrees that if so requested by
              ---------------
the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act of 1933, as amended (the "Securities Act"), neither Purchaser nor
                                         --------------
Purchaser shall sell or otherwise transfer any Shares or other securities of the Company during such period as the Company and the representatives of the underwriters may request (not to exceed 180 days) following the effective date of any registration statement of the Company filed under the Securities Act for an underwritten public offering. The Company may impose stop-transfer instructions with respect to Shares subject to the foregoing restrictions until the end of such market standoff period.

          (d) Refusal to Transfer.  The Company shall not be required (i) to
              -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     9.  Section 83(b) Election.  Purchaser understands that Section 83(a) of
         ----------------------
the Internal Revenue Code of 1986, as amended (the

"Code"), taxes as ordinary income for a [Nonstatutory] [Incentive] Stock Option the difference between the amount paid for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" means the right of the Company to buy back the Shares
          -----------
pursuant to the Repurchase Option set forth in Section 4(a) of this Agreement. Purchaser understands that Purchaser may elect to be taxed at the time the Shares are purchased, rather than when and as the Repurchase Option expires, by filing an election under Section 83(b) (an "83(b) Election") of the Code with
                                            --------------
the Internal Revenue Service within 30 days from the date of purchase. Even if the Fair Market Value of the Shares at the time of the execution of this Agreement equals the amount paid for the Shares, the election must be made to avoid income tax treatment under Section 83(a) in the future. Purchaser acknowledge that it is Purchaser's sole responsibility and not the Company's to timely file the 83(b) Election, even if Purchaser requests the Company or its representative to make this filing on Purchaser's behalf. Purchaser understands that failure to file such an election in a timely manner may result in adverse tax consequences for Purchaser. Purchaser further understands that an additional copy of such election form should be filed with his or her federal income tax return for the calendar year in which the date of this Agreement falls. Purchaser acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Shares hereunder, and does not purport to be complete. Purchaser further acknowledges that the Company has directed Purchaser to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Purchaser may reside, and the tax consequences of Purchaser's death.

          Purchaser agrees that he or she will execute and deliver to the Company with this executed Agreement a copy of the Acknowledgment and Statement of Decision Regarding Section 83(b) Election (the "Acknowledgment") attached
                                                   --------------
hereto as Attachment C.  Purchaser further agrees that he or she will execute
          ------------
and submit with the Acknowledgment a copy of the 83(b) Election attached hereto as Attachment D (for tax purposes in connection with the early exercise of an
   ------------
option) if Purchaser has indicated in the Acknowledgment his or her decision to make such an election.

     10.  Notices.  All notices and other communications required or permitted
          -------
hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given (a) five (5) days after the deposit with the U.S. Postal Service, if delivered by first class mail, postage prepaid (b) upon delivery, if delivered by hand, or (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid, and shall be addressed (i) if to Purchaser, at Purchaser's address as set forth beneath Purchaser's signature to this Agreement, or at such other address as Purchaser shall have furnished to the Company in writing, (ii) if to the Company, to CrossWorlds Software, Inc., with copy to Venture Law Group, 2775 Sand Hill Road, Menlo Park, California 94025, Attention: Jon E. Gavenman, Esq., or Katrina A. Garnett, at CrossWorlds Software, Inc., or at such other address as the Escrow Agent shall have furnished to the parties.

     11.  Successors and Assigns.  The Company may assign any of its rights
          ----------------------
under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Purchaser and his or her heirs, executors, administrators, successors and assigns.

     12.  Interpretation.  Any dispute regarding the interpretation of this
          --------------
Agreement shall be submitted by Purchaser or by the Company forthwith to the Company's Board of Directors or the committee thereof that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on Purchaser.

     13.  Governing Law; Severability.  This Agreement shall be governed by and
          ---------------------------
construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

     14.  Notices.  Any notice required or permitted hereunder shall be given in
          -------
writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

     15.  Further Instruments.  The parties agree to execute such further
          -------------------
instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

     16.  Delivery of Payment.  Purchaser herewith delivers to the Company the
          -------------------
full Exercise Price for the Shares.

     17.  Entire Agreement.  The Plan and Notice of Grant/Option Agreement are
          ----------------
incorporated herein by reference. This Agreement, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser.

Submitted by:                             Accepted by:

PURCHASER:                                CROSSWORLDS SOFTWARE, INC.


By:_________________________________      By:_________________________________

Name:_______________________________      Its:________________________________


Address:                                  Address:
-------                                   -------

____________________________________      577 Airport Boulevard, Suite 800
____________________________________      Burlingame, CA  94010-2024

                                 ATTACHMENT A
                                 ------------

                     ASSIGNMENT SEPARATE FROM CERTIFICATE
                     ------------------------------------

          FOR VALUE RECEIVED and pursuant to that certain Early Exercise Notice and Restricted Stock Purchase Agreement between the undersigned ("Purchaser")
                                                                  --------
and CrossWorlds Software, Inc. (the "Company") dated _____________, ____ (the
                                     -------
"Agreement"), Purchaser hereby sells, assigns and transfers unto
----------
_______________________________ (________) shares of the Common Stock of the
Company, standing in Purchaser's name on the books of the Company and represented by Certificate No. ___, and hereby irrevocably appoints _____________________________ to transfer said stock on the books of the Company with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE ATTACHMENTS THERETO.

Dated: _________________

                              Signature:


                              _______________________________________
                              Purchaser


                              _______________________________________
                              Spouse of  Purchaser (if applicable)


Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its Repurchase Option set forth in the Agreement without requiring additional signatures on the part of Purchaser.

                                 ATTACHMENT B
                                 ------------

                           JOINT ESCROW INSTRUCTIONS
                           -------------------------

                                                           _______________, ____

Katrina A. Garnett
CrossWorlds Software, Inc.
577 Airport Boulevard, Suite 800
Burlingame, CA  94010

          As Escrow Agent for both CrossWorlds Software, Inc., a Delaware corporation (the "Company"), and the undersigned purchaser of stock of the
                  -------
Company ("Purchaser"), you are hereby authorized and directed to hold the
          ---------
documents delivered to you pursuant to the terms of that certain Early Exercise Notice and Restricted Stock Purchase Agreement ("Agreement"), dated as of
                                                 ---------
__________ __, 19__, between the Company and the undersigned, in accordance with the following instructions:

          1. In the event that the Company and/or any assignee of the Company (referred to collectively for convenience herein as the ("Company") exercises
                                                          -------
the Company's repurchase option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

          2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company's repurchase option.

          3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.

          4. Upon written request of Purchaser, but no more than once per calendar year, unless the Company's repurchase option has been exercised, you will deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company's repurchase option. Within sixty (60) days after cessation of Purchaser's continuous employment by or services to the Company, or any parent or subsidiary of the Company, you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company's repurchase option.

          5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

          6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

          7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties.
You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

          8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

          9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder .

          10. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

          11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

          12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

          13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

          14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

          15. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given (a) five (5) days after deposit with the U.S. Postal Service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, or (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid, and shall be addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto.

          COMPANY:                       CrossWorlds Software, Inc.
                                         577 Airport Boulevard, Suite 800
                                         Burlingame, CA  94010
                                         Attn:  Controller


          PURCHASER:


          ESCROW AGENT:                  Katrina A. Garnett
                                         CrossWorlds Software, Inc.
                                         577 Airport Boulevard, Suite 800
                                         Burlingame, CA  94010

          16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

          17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

          18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of California as they apply to contracts entered into and wholly to be performed within such state.

                                 Very truly yours,

                                 CROSSWORLDS SOFTWARE, INC.


                                 ____________________________________
                                 Katrina A. Garnett



                                 PURCHASER:


                                 ____________________________________
                                 Purchaser



                                 ESCROW AGENT:


                                 ____________________________________
                                 Katrina A. Garnett

                                  ATTACHMENT C
                                  ------------

                    ACKNOWLEDGMENT AND STATEMENT OF DECISION
                    ----------------------------------------
                        REGARDING SECTION 83(b) ELECTION
                        --------------------------------

     The undersigned (which term includes the undersigned's spouse), a purchaser of ___________ shares of Common Stock of CrossWorlds Software, Inc., a California corporation (the "Company") by exercise of an option (the "Option")
                             -------                                  ------
granted pursuant to the Company's 1999 Executive Stock Plan (the "Plan"), hereby
                                                                  ----
states as follows:

     1. The undersigned acknowledges receipt of a copy of the Plan relating to the offering of such shares. The undersigned has carefully reviewed the Plan and the option agreement pursuant to which the Option was granted.

     2.   The undersigned either [check and complete as applicable]:

          (a) ____ has consulted, and has been fully advised by, the undersigned's own tax advisor, _____________________________________, whose business address is
               ______________________________, regarding the federal, state and local tax consequences of purchasing shares under the Plan, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code") and pursuant to the corresponding
                                ----
               provisions, if any, of applicable state law; or

          (b) ____ has knowingly chosen not to consult such a tax advisor.

     3. The undersigned hereby states that the undersigned has decided [check as applicable]:

          (a) ____ to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company, together with the undersigned's executed Early Exercise Notice and Stock Purchase Agreement, an executed form entitled "Election Under Section 83(b) of the Internal Revenue Code of 1986;" or

          (b) ____ not to make an election pursuant to Section 83(b) of the Code.

     4. Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned's purchase of shares under the Plan or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.

Date:___________________________           _________________________________
                                           Purchaser


Date:___________________________           _________________________________
                                           Spouse of  Purchaser (if applicable)

                                  ATTACHMENT D
                                  ------------

                          ELECTION UNDER SECTION 83(b)
                          ----------------------------
                      OF THE INTERNAL REVENUE CODE OF 1986
                      ------------------------------------

     The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in taxpayer's gross income for the current taxable year, the amount of any income that may be taxable to taxpayer in connection with taxpayer's receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

     NAME OF TAXPAYER: ________________
     NAME OF SPOUSE:  ________________
     ADDRESS:

     IDENTIFICATION NO. OF TAXPAYER:  _______________
     IDENTIFICATION NO. OF SPOUSE:  _______________
     TAXABLE YEAR:  __________

2. The property with respect to which the election is made is described as follows:

     ______________ shares of the Common Stock $.001 par value, of CrossWorlds Software, Inc., a California corporation (the "Company").
                                                    -------

3.   The date on which the property was transferred is:  _______________

4.   The property is subject to the following restrictions:

     Repurchase option at cost in favor of the Company upon termination of taxpayer's employment or consulting relationship.

5. The Fair Market Value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $____________

6.   The amount (if any) paid for such property: $____________

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked
--------------------------------------------------------------------------
except with the consent of the Commissioner.
-------------------------------------------

Dated:_______________________       ___________________________________
                                    Purchaser

Dated:_______________________       ___________________________________
                                    Spouse of Purchaser (if applicable)

                                   EXHIBIT B
                                   ---------

                           CROSSWORLDS SOFTWARE, INC.
                           1999 EXECUTIVE STOCK PLAN
                               EXERCISE AGREEMENT


CrossWorlds Software, Inc.
577 Airport Boulevard, Suite 800
Burlingame, CA  94010-2024
Attention: Stock Administrator

     1.  Exercise of Option.  Effective as of today, ___________, 1999, the
         ------------------
undersigned ("Purchaser") __________________ hereby elects to exercise Purchaser's option to purchase _________ shares of the Common Stock (the "Shares") of CrossWorlds Software, Inc. (the "Company") under and pursuant to the CrossWorlds Software , Inc., 1999 Executive Stock Plan, as amended (the "Plan") and the Incentive Agreement dated _____________________________ (the "Option Agreement").

     2.  Representations of Purchaser.  Purchaser acknowledges that Purchaser
         ----------------------------
has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     3.  Rights as Stockholder.  Until the stock certificate evidencing such
         ---------------------
Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

         Purchaser shall enjoy rights as a stockholder until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal hereunder. Upon such exercise, Purchaser shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Purchaser shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

     4.  Company's Right of First Refusal.  Before any Shares held by Purchaser
         --------------------------------
or any transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "Right of First Refusal").

         (a) Notice of Proposed Transfer.  The Holder of the Shares shall
             ---------------------------
deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee");
(iii) the number of Shares to be transferred to each Proposed Transferee; and
(iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "Offered Price"), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

         (b) Exercise of Right of First Refusal.  At any time within thirty
             ----------------------------------
(30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

         (c) Purchase Price.  The purchase price ("Purchase Price") for the
             --------------
Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

         (d) Payment.  Payment of the Purchase Price shall be made, at the
             -------
option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

         (e) Holder's Right to Transfer.  If all of the Shares proposed in the
             --------------------------
Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

         (f) Exception for Certain Family Transfers.  Anything to the contrary
             --------------------------------------
contained in this Section notwithstanding, the transfer of any or all of the Shares during the Purchaser's lifetime or on the Purchaser's death by will or intestacy to the Purchaser's immediate family or a trust for the benefit of the Purchaser's immediate family shall be exempt from the provisions of this Section. "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

         (g) Termination of Right of First Refusal.  The Right of First Refusal
             -------------------------------------
shall terminate as to any Shares 90 days after the (i) first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, or (ii) a merger of the Company with a corporation whose stock is publicly traded on a national exchange.

     5.  Tax Consultation. Purchaser understands that Purchaser may suffer
         ----------------
adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     6.  Restrictive Legends; Stop-Transfer Orders; Market Standoff.
         ----------------------------------------------------------

         (a) Legends. Purchaser understands and agrees that the Company shall
             -------
cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

             THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

             THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

             (b) Stop-Transfer Notices. Purchaser agrees that, in order to
                 ---------------------
ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

             (c) Market Standoff.  Purchaser hereby agrees that if so requested
                 ---------------
by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act of 1933, as amended (the "Securities Act"), neither Purchaser nor
                                         --------------
Purchaser shall sell or otherwise transfer any Shares or other securities of the Company during such period as the Company and the representatives of the underwriters may request (not to exceed 180 days) following the effective date of any registration statement of the Company filed under the Securities Act for an underwritten public offering. The Company may impose stop-transfer instructions with respect to Shares subject to the foregoing restrictions until the end of such market standoff period.

             (d) Refusal to Transfer.  The Company shall not be required (i) to
                 -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     7.  Successors and Assigns.  The Company may assign any of its rights under
         ----------------------
this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Purchaser and his or her heirs, executors, administrators, successors and assigns.

     8.  Interpretation.  Any dispute regarding the interpretation of this
         --------------
Agreement shall be submitted by Purchaser or by the Company forthwith to the Company's Board of Directors or the committee thereof that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on Purchaser.

     9.  Governing Law; Severability.  This Agreement shall be governed by and
         ---------------------------
construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

     10.  Notices.  Any notice required or permitted hereunder shall be given in
          -------
writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

     11.  Further Instruments.  The parties agree to execute such further
          -------------------
instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

     12.  Delivery of Payment. Purchaser herewith delivers to the Company the
          -------------------
full Exercise Price for the Shares.

     13.  Entire Agreement.  The Plan and Notice of Grant/Option Agreement are
          ----------------
incorporated herein by reference. This Agreement, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser.

Submitted by:              Accepted by:

PURCHASER:
                         CROSSWORLDS SOFTWARE, INC.


By:_______________________________         By:______________________________

Name:_____________________________         Its:_____________________________


Address:                                 Address:
-------                                  -------

__________________________________       577 Airport Boulevard, Suite 800
__________________________________       Burlingame, CA  94010-2024

                                   EXHIBIT C
                                   ---------

                      INVESTMENT REPRESENTATION STATEMENT


PURCHASER:   _____________________

COMPANY:     CROSSWORLDS SOFTWARE, INC.

SECURITY:    ___________ shares of Common Stock

AMOUNT:      __________________________________

DATE:        __________________________________


     In connection with the purchase of the above-listed Securities, the undersigned Purchaser represents to the Company the following:

     (a) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Purchaser is acquiring these Securities for investment for Purchaser's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

     (b) Purchaser acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. In this connection, Purchaser understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Purchaser's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Purchaser further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the Securities. Purchaser understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

     (c) Purchaser is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Purchaser, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

     In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

     (d) Purchaser hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act, Purchaser shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall only apply to the first registration statement of the Company to become effective under the Securities Act which include securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period.

     (e) Purchaser further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Purchaser understands that no assurances can be given that any such other registration exemption will be available in such event.

                                               Signature of Purchaser:

                                               ______________________________


                                               Date:___________________, 19__

                                  EXHIBIT B
                                  ---------

                             Employee Agreement

                         CROSSWORLDS SOFTWARE, INC.

   Employment, Confidential Information and Invention Assignment Agreement

      As a condition of my employment with CrossWorlds Software, Inc., its subsidiaries, affiliates, successors or assigns (together the "Company"), and in
                                                               -------
consideration of my employment with the Company and my receipt of the compensation now and hereafter paid to me by Company, I agree to the following:

      1.  Employment.
          ----------

          (a) I understand and acknowledge that my employment with the Company is for an unspecified duration and constitutes `at-will' employment. I acknowledge that this employment relationship may be terminated at any time, with or without good cause or for any or no cause, at the option either of the Company or myself, with or without notice.

          (b) I agree that, during the term of my employment with the Company, I will not engage in any other employment, occupation, consulting or other business activity directly related to the business in which the Company is now involved or becomes involved during the term of my employment, nor will I engage in any other activities that conflict with my obligations to the Company.

          (c) I agree to adhere to the Company's Conflict of Interest Guidelines attached as Exhibit A hereto.
            ---------

      2.  Confidential Information.
          ---------------------------

          (a) Company Information.  I agree at all times during the term of my
              -------------------
employment and thereafter to hold in strictest confidence, and not to use except for the benefit of the Company or to disclose to any person, firm or corporation without written authorization of the Board of Directors of the Company, any Confidential Information of the Company. I understand that "Confidential
                                                             ------------
Information" means any Company proprietary information, technical data, trade
-----------
secrets or know-how, including, but not limited to, research, product plans, products, services, customer lists and customers (including, but not limited to, customers of the Company on whom I called or with whom I became acquainted during the term of my employment), markets, software, developments, inventions, processes, formulas, technology, designs, drawings, engineering, hardware configuration information, marketing, finances or other business information disclosed to me by the Company either directly or indirectly in writing, orally or by drawings or observation of parts or equipment. I further understand that Confidential Information does not include any of the foregoing items which has become publicly known and made generally available through no wrongful act of mine or of others who were under confidentiality obligations as to the item or items involved.

          (b) Former Employer Information.  I agree that I will not, during my
              ---------------------------
employment with the Company, improperly use or disclose any proprietary information or trade secrets of any former or concurrent employer or other person or entity and that I will not bring onto the premises of the Company any unpublished document or proprietary information belonging to any such employer, person or entity unless consented to in writing by such employer, person or entity.

          (c) Third Party Information.  I recognize that the Company has
              -----------------------
received and in the future will receive from third parties their confidential or proprietary information subject to a duty on the Company's part to maintain the confidentiality of such information and to use it only for certain limited purposes. I agree to hold all such confidential or proprietary information in the strictest confidence and not to disclose it to any person, firm or corporation or to use it except as necessary in carrying out my work for the Company consistent with the Company's agreement with such third party.

      3.  Inventions.
          -------------

          (a) Assignment of Inventions.  I agree that I will promptly make full
              ------------------------
written disclosure to the Company, will hold in trust for the sole right and benefit of the Company, and hereby assign to the Company, or its designee, all my right, title, and interest in and to any and all inventions, original works of authorship, developments, concepts, improvements or trade secrets, whether or not patentable or registrable under copyright or similar laws, which I may solely or jointly conceive or develop or reduce to practice, or cause to be conceived or developed or reduced to practice, during the period of time I am in the employ of the Company (collectively referred to as "Inventions") and which
                                                        ----------
(i) are developed using the equipment, supplies, facilities or Confidential Information of the Company, (ii) result from or are suggested by work performed by me for the Company, or (iii) relate (or, for employees in Kansas, Minnesota or Washington only, which directly relate) to the business, or to the actual or demonstrably anticipated research or development of the Company will be the sole and exclusive property of the Company, and I will and hereby do assign all my right, title and interest in such Inventions to the Company, except as provided in Section 3(f). I further acknowledge that all original works of authorship which are made by me (solely or jointly with others) within the scope of and during the period of my employment with the Company and which are protectible by copyright are `works made for hire,' as that term is defined in the United States Copyright Act.

          (b) Patent and Copyright Registrations.  I agree to assist the
              ----------------------------------
Company, or its designee, at the Company's expense, in every proper way to secure the Company's rights in the Inventions and any copyrights, patents, mask work rights or other intellectual property rights relating thereto in any and all countries, including the disclosure to the Company of all pertinent information and data with respect thereto, the execution of all applications, specifications, oaths, assignments and all other instruments which the Company shall deem necessary in order to apply for and obtain such rights and in order to assign and convey to the Company, its successors, assigns, and nominees the sole and exclusive rights, title and interest in and to such Inventions, and any copyrights, patents, mask work rights or other intellectual property rights relating thereto. I further agree that my obligation to execute or cause to be executed, when it is in my power to do so, any such instrument or papers shall continue after the termination of this Agreement. If the Company is unable because of my mental or physical incapacity or for any other reason to secure my signature to apply for or to pursue any application for any United States or foreign patents or copyright registrations covering Inventions or original works of authorship assigned to the Company as above, then I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agent and attorney in fact, to act for and in my behalf and stead to execute and file any such applications and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent or copyright registrations thereon with the same legal force and effect as if executed by me.

          (c) Maintenance of Records.  I agree to keep and maintain adequate and
              ----------------------
current written records of all Inventions made by me (solely or jointly with others) during the term of my employment with the Company. The records will be in the form of notes, sketches, drawings, and any other format that may be specified by the Company. The records will be available to and remain the sole property of the Company at all times.

          (d) Inventions Assigned to the United States.  I agree to assign to
              ----------------------------------------
the United States government all my right, title, and interest in and to any and all Inventions whenever such full title is required to be in the United States by a contract between the Company and the United States or any of its agencies.

          (e) Inventions Retained and Licensed.  I provide below a list of all
              --------------------------------
inventions, original works of authorship, developments, improvements, and trade secrets which were made by me prior to my employment with the Company (collectively referred to as "Prior Inventions"), which belong to me, which
                              ----------------
relate to the Company's proposed business, products or research and development, and which are not assigned to the Company hereunder; or, if no such list is attached, I represent that there are no such Prior Inventions. If in the course of my employment with the Company, I incorporate into a Company product, process or machine a Prior Invention owned by me or in which I have an interest, the Company is hereby granted and shall have a nonexclusive, royalty-free, irrevocable, perpetual, worldwide license to make, have made, modify, use and sell such Prior Invention as part of or in connection with such product, process or machine.

Prior Inventions:
                                                   Identifying Number
Title                           Date               or Brief Description

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          (f) Exception to Assignments.  I understand that the provisions of
              ------------------------
this Agreement requiring assignment of Inventions to the Company do not apply to any invention that (i) I develop entirely on my own time; and (ii) I develop without using Company equipment, supplies, facilities, or trade secret information; and (iii) do not result from any work performed by me for the Company; and (iv) do not relate (or, for employees in Kansas, Minnesota or Washington only, do not directly relate) at the time of conception or reduction
                        --------
to practice to the Company's business, or to its actual or demonstrably anticipated research or development. Any such invention will be owned entirely by me, even if developed by me during the time period in which I am employed by the Company./1/ I will advise the Company promptly in writing of any inventions that I believe meet the criteria for exclusion set forth herein and are not otherwise disclosed pursuant to Section 3(e) above.

          (g) Return of Company Documents.  I agree that, at the time of leaving
              ---------------------------
the employ of the Company, I will deliver to the Company (and will not keep in my possession, recreate or deliver to anyone else) any and all devices, records, data, notes, reports, proposals, lists, correspondence, specifications, drawings blueprints, sketches, materials, equipment, other documents or property, or reproductions of any aforementioned items developed by me pursuant to my employment with the Company or otherwise belonging to the Company, its successors or assigns. In the event of the termination of my employment, I agree to sign and deliver the `Termination Certificate' attached hereto as
                             -------------------------
Exhibit B.
---------

     4.  Notification of New Employer. In the event that I leave the employ of
         ----------------------------
the Company, I hereby grant consent to notification by the Company to my new employer or consulting client about my rights and obligations under this Agreement.

     5.  No Solicitation of Employees.  In consideration for my employment by
         ----------------------------
the Company and other valuable consideration, receipt of which is hereby acknowledged, I agree that during the period of my association with the Company as an employee, officer and/or director and a period of twelve (12) months thereafter, I shall not solicit the employment of any person

-----------------
/1/ For employees in California only, the Company acknowledges the applicability of Section 2870 of the California Labor Code, which provides: "Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer's equipment, supplies, facilities, or trade secret information except for those inventions that either: (i) relate at the time of conception or reduction to practice of the invention to the employer's business, or actual or demonstrably anticipated research or development of the employer and (ii) result from any work performed by the employee for the employer. To the extent a provision in an employment agreement purports to require an employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable."

who shall then be employed by the Company (as an employee or consultant) or who shall have been employed by the Company (as an employee or consultant) within the prior twelve (12) month period, on behalf of myself or any other person, firm, corporation, association or other entity, directly or indirectly.

      6.  Representations. I represent that my performance of all the terms of
          ---------------
this Agreement will not breach any agreement to keep in confidence propriety information acquired by me in confidence or in trust prior to my employment by the Company. I have not entered into, and I agree I will not enter into, any oral or written agreement in conflict herewith. I agree to execute any proper oath or verify any proper document required to carry out the terms of this Agreement.

      7.  Arbitration and Equitable Relief.
          --------------------------------

          (a) Arbitration.  Except as provided in Section 7(b) below, I agree
              -----------
that any dispute or controversy arising out of or relating to any interpretation, construction, performance or breach of this Agreement, shall be settled by arbitration to be held in San Mateo County, California, in accordance with the rules then in effect of the American Arbitration Association. The arbitrator may grant injunctions or other relief in such dispute or controversy. The decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration. Judgment may be entered on the arbitrator's decision in any court having jurisdiction. The Company and I shall each pay one-half of the costs and expenses of such arbitration, and each of us shall separately pay our counsel fees and expenses.

          (b) Equitable Remedies.  I agree that it would be impossible or
              ------------------
inadequate to measure and calculate the Company's damages from any breach of the covenants set forth in Sections 2, 3 and 5 herein. Accordingly, I agree that if I breach any such Section, the Company will have available, in addition to any other right or remedy available, the right to obtain an injunction from a court of competent jurisdiction restraining such breach or threatened breach and to specific performance of any such provision of this Agreement. I further agree that no bond or other security shall be required in obtaining such equitable relief and I hereby consent to the issuance of such injunction and to the ordering of specific performance.

      8.  General Provisions.
          ------------------

          (a) Governing Law; Consent to Personal Jurisdiction.  This Agreement
              -----------------------------------------------
will be governed by the laws of the State of California as they apply to contracts entered into and wholly to be performed within such State. I hereby expressly consent to the nonexclusive personal jurisdiction and venue of the state and federal courts located in the federal Northern District of California for any lawsuit filed there against me by the Company arising from or relating to this Agreement.

          (b) Entire Agreement.  This Agreement sets forth the entire agreement
              ----------------
and understanding between the Company and me relating to the subject matter herein and merges all prior discussions between us. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing signed by the party to be charged. Any subsequent change or changes in my duties, salary or compensation will not affect the validity or scope of this Agreement.

          (b) Severability.  If one or more of the provisions in this Agreement
              ------------
are deemed void by law, then the remaining provisions will continue in full force and effect.

          (c) Successors and Assigns.  This Agreement will be binding upon my
              ----------------------
heirs, executors, administrators and other legal representatives and will be for the benefit of the Company, its successors, and its assigns.

Date:  October 5, 1999


                                    /s/ Alfred J. Amoroso
                                    ----------------------------------------
                                    Signature



                                    ----------------------------------------

Witness


Name (Print)

                                  EXHIBIT A
                                  ---------

                         CROSSWORLDS SOFTWARE, INC.

                       Conflict of Interest Guidelines

     It is the policy of CrossWorlds Software, Inc. and its subsidiaries and affiliates (together, the "Company") to conduct its affairs in strict compliance
                           -------
with the letter and spirit of the law and to adhere to the highest principles of business ethics. Accordingly, all officers, employees and independent contractors must avoid activities which are in conflict, or give the appearance of being in conflict, with these principles and with the interests of the Company. The following are potentially compromising situations which must be avoided. Any exceptions must be reported to the President and written approval for continuation must be obtained.

     1. Revealing confidential information to outsiders or misusing confidential information. Unauthorized divulging of information is a violation of this policy whether or not for personal gain and whether or not harm to the Company is intended. (The Employment, Confidential Information and Invention Assignment Agreement elaborates on this principle and is a binding agreement.)

     2. Accepting or offering substantial gifts, excessive entertainment, favors or payments which may be deemed to constitute undue influence or otherwise be improper or embarrassing to the Company.

     3. Participating in civic or professional organizations that might involve divulging confidential information of the Company.

     4. Initiating or approving any form of personal or social harassment of employees.

     5. Investing or holding outside directorship in suppliers, customers, or competing companies, including financial speculations, where such investment or directorship might influence in any manner a decision or course of action of the Company.

     6.  Borrowing from or lending to employees, customers or suppliers.

     7.  Acquiring real estate of interest to the Company.

     8. Improperly using or disclosing to the Company any proprietary information or trade secrets of any former or concurrent employer or other person or entity with whom obligations of confidentiality exist.

     9. Unlawfully discussing prices, costs, customers, sales or markets with competing companies or their employees.

     10. Making any unlawful agreement with distributors with respect to prices.

     11. Improperly using or authorizing the use of any inventions which are the subject of patent claims of any other person or entity.

     12. Engaging in any conduct which is not in the best interest of the Company.

     Each officer, employee and independent contractor must take every necessary action to ensure compliance with these guidelines and to bring problem areas to the attention of higher management for review. Violations of this conflict of interest policy may result in discharge without warning.

                                  EXHIBIT B
                                  ---------

                         CROSSWORLDS SOFTWARE, INC.

                           Termination Certificate

     This is to certify that I do not have in my possession, nor have I failed to return, any devices, records, data, notes, reports, proposals, lists, correspondence, specifications, drawings, blueprints, sketches, materials, equipment, other documents or property, or reproductions of any aforementioned items belonging to CrossWorlds Software, Inc., its subsidiaries, affiliates, successors or assigns (together, the "Company").
                                      -------

     I further certify that I have complied with all the terms of the Company's Employment, Confidential Information and Invention Assignment Agreement signed by me (the "Employee Agreement"), including the reporting of any inventions and
            ------------------
original works of authorship (as defined therein) conceived or made by me (solely or jointly with others) covered by the Employee Agreement.

     I further agree that, in compliance with the Employment Agreement, I will preserve as confidential all trade secrets, confidential knowledge, data or other proprietary information relating to products, processes, know-how, designs, formulas, developmental or experimental work, computer programs, data bases, other original works of authorship, customer lists, business plans, financial information or other subject matter pertaining to any business of the Company or any of its employees, clients, consultants or licensees.

     I further agree that for twelve (12) months from this date, I shall not solicit the employment of any person who shall then be employed by the Company (as an employee or consultant) or who shall have been employed by the Company (as an employee or consultant) within the prior twelve (12) month period, on behalf of myself or any other person, firm, corporation, association or other entity, directly or indirectly, all as provided more fully with the Employee Agreement.

Date:  ___________________, 199__


                                    ----------------------------------------
                                    Signature


                                    ----------------------------------------
                                    Name (Print)